Posting Supplement No. 55 dated March 17, 2010 to Prospectus dated January 20, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated January 20, 2010 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated January 20, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 57245

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
57245	$1,200	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 57245. Member loan 57245 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,500 / month
Current employer:	city of beaumont texas	Debt-to-income ratio:	5.47%
Length of employment:	n/a	Location:	beaumont, TX

Home town:
Current & past employers:	city of beaumont texas
Education:

This borrower member posted the following loan description, which has not been verified:

If funded, I would use this loan consolidate two loans with interest rates of 15 and 16 percent respectively. I have no mortgage. One car is paid for and the other I bought from my sister. I pay her $200 / month. I owe her about $1000. The biggest monthly expense we have is tuition for two kids going to Catholic School, ($600 / month). I have been on the same job since 1990, with a salary of $54,000. My husband has been on the same job since 1995, with a salary of $30,000. My monthy expenses run about $2750. Borrower added on 03/11/10 > We have really worked hard to clean up our credit during the past five years. We are really wanting to use this loan to continue that by paying off higher interest loans with this loan.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	64
Revolving Credit Balance:	$2,584.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371508

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371508	$6,000	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371508. Member loan 371508 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	Charter School USA	Debt-to-income ratio:	2.55%
Length of employment:	n/a	Location:	Naples, FL

Home town:
Current & past employers:	Charter School USA
Education:

This borrower member posted the following loan description, which has not been verified:

I desire to obtain a loan with a better interest rate than the bank to consolidate my debts and pay them off quicker. Borrower added on 03/14/10 > I have a stable job and income as a teacher at Charter School USA in Florida. I have reliably paid all my bills and live well within my means. My debt is primarily from medical bills before my health insurance benefits took affect several years ago. I have been paying this off slowly and wish to pay it off in full via this loan. I have no chronic med problems thatr put my income in danger. Debt: $3,080 credit card debt $11,110 medical bill debt

A credit bureau reported the following information about this borrower member on March 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,168.00	Public Records On File:	0
Revolving Line Utilization:	18.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413357

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413357	$21,600	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413357. Member loan 413357 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,437 / month
Current employer:	Social Security Administration (SSA)	Debt-to-income ratio:	17.48%
Length of employment:	n/a	Location:	Baltimore, MD

Home town:
Current & past employers:	Social Security Administration (SSA)
Education:

This borrower member posted the following loan description, which has not been verified:

Purpose of loan: This loan will be used payoff HFC $7016 @22.98% $155 Discover $4343@29.99 $120 Prosper loan $6075 $335 I was with Prosper loan but now they are not giving out any more loans and I have never missed a payment with them. Steady job with Goverment.

A credit bureau reported the following information about this borrower member on February 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1978	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	43
Revolving Credit Balance:	$32,472.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438631

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438631	$24,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438631. Member loan 438631 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Impact Office Products Co	Debt-to-income ratio:	8.63%
Length of employment:	< 1 year	Location:	point of rocks, MD

Home town:
Current & past employers:	Impact Office Products Co
Education:

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate all debts into one convenient monthly payment. Borrower added on 03/11/10 > I would like to make one convenient payment on all our debts which include credit card debt, personal loan, and home equity loan. My wife also works as a public school teacher for Montgomery County. Our debts ralted to this loan request: Credit card debt $3,300 Persoanl loan $ 3,700 Home equity laon $16,500 Borrower added on 03/13/10 > There is a mistake on my prospectus profile. It lists employment <1yr that should be 7 years. It would be odd to have my high of income with just 1 yr sales/account represenative experience. Business has been good for us despite the recession.

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,315.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 458419

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458419	$16,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458419. Member loan 458419 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,986 / month
Current employer:	Weichert, Realtors	Debt-to-income ratio:	24.13%
Length of employment:	n/a	Location:	Livingston, NJ

Home town:
Current & past employers:	Weichert, Realtors
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > My dream is to finally end the cycle of revolving debt so that I can finally build a stable future for myself. I've been able to put some hardships behind and can see the light ahead if my loan is fully funded. I live modestly but cannot corral rising life expenses unless I can put away credit debt and service this loan. I will be a worthy LendingClub loan recipient. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on February 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,346.00	Public Records On File:	1
Revolving Line Utilization:	60.70%	Months Since Last Record:	111
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 459958

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459958	$14,500	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459958. Member loan 459958 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,700 / month
Current employer:	TEXAS A&M UNIV	Debt-to-income ratio:	19.47%
Length of employment:	8 years	Location:	WELLBORN, TX

Home town:
Current & past employers:	TEXAS A&M UNIV
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,117.00	Public Records On File:	0
Revolving Line Utilization:	17.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 464715

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464715	$14,800	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464715. Member loan 464715 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	Brown & Brown Insurance	Debt-to-income ratio:	23.28%
Length of employment:	3 years	Location:	Surprise, AZ

Home town:
Current & past employers:	Brown & Brown Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	47
Revolving Credit Balance:	$2,826.00	Public Records On File:	0
Revolving Line Utilization:	18.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 465736

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
465736	$16,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 465736. Member loan 465736 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	LegacyTexas Bank	Debt-to-income ratio:	9.50%
Length of employment:	n/a	Location:	DALLAS, TX

Home town:
Current & past employers:	LegacyTexas Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > Please help me pay off my high interest credit card. I have great credit and I have never been late on a payment or defaulted on anything. I had a huge tree fall on my house and crush my roof which resulted in some additional expenses this last year. My house is all fixed now and I want get this debt all paid off. I have been at the same job for over 5 years with a great history and no plans of leaving. The company I work for is also a very stable organization. I will be closing my Citibank credit card completely once I receive these funds so you don't have to worry about additional debt being accrued. I would be willing to do this before you send me the money if it makes you more comfortable. This loan would really help me get my debt paid off at a reasonable time in the near future. Thank you so much for your consideration.

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,724.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 475541

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475541	$18,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475541. Member loan 475541 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	CorpBanca New York Branch	Debt-to-income ratio:	7.44%
Length of employment:	5 years	Location:	JERSEY CITY, NJ

Home town:
Current & past employers:	CorpBanca New York Branch
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > The purpose of this loan is to payoff my credit cards and buy a small car, I am looking to make only one payment a month insted of different payments to different parties. I have been working in the same company since June 2004. It is a private bank of a foreing bank, the parent company is located in Chile, the latinamerica's country most reliable in the market. I have never missed a payment in my credit cards, utility bills and rent. I get paid once a month, that way I can handle my finances and pay all the third party debts and manage my budget accordingly to what I can afford.

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,050.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 483581

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483581	$12,500	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483581. Member loan 483581 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Tank Components	Debt-to-income ratio:	18.22%
Length of employment:	5 years	Location:	BROOKLINE STATION, MO

Home town:
Current & past employers:	Tank Components
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	39
Revolving Credit Balance:	$21,394.00	Public Records On File:	0
Revolving Line Utilization:	69.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486355

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486355	$15,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486355. Member loan 486355 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,640 / month
Current employer:	GTS	Debt-to-income ratio:	17.34%
Length of employment:	< 1 year	Location:	SCHAUMBURG, IL

Home town:
Current & past employers:	GTS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > This loan is the perfect match for me. It will allow me to consolidate ALL of my debts and just make this one payment monthly and be done in 3 years so that I can start investing my money in a productive way. This loan allows me to have a lower interest rate than my current credit cards that I have now and this loan is fixed with a definite time of payoff....This loan has a good interest rate and the perfect monthly payment amount for my current budget making it an easy payment to make as I have more than enough left over at the end of the month to pay this loan payment. I am excited at the thought of being done with this debt in only 3 years so that I can start to have the financial freedom that I want. I have a good credit history and job history. I have proven in the past to be a responsible and reliable borrower as I have NEVER been in collections. I care about my credit and my financial future and I want to do an even better job by eliminating my credit card debt and by getting this loan and paying it off, I will be able to do that. By the time I pay of this loan, I would have paid off my car the previous year which will further give me the financial freedom that I desire. My job is very stable so this is the perfect time for me to make this move and get to where I want to be in life. Thanks for your consideration!! I am not wasting your time or money, I assure you. If you have any questions, please ask. Please consider investing in me.... Borrower added on 03/05/10 > Also, since 1998 I have had a total of 31 different kinds of credit lines and have paid them all suceccfully without ever going to collections or default!! 25 are paid in full as a result of being on time and paying them off.... I currently have 6 credits open and they are::: 1. The 3 credit cards that I am going to use THIS LOAN to pay off those 3 accounts.... 2. My car payment that I have less than 2 years left to pay on 3. My mortgage (80/20)............ If I get this loan I will have my mortage, car , and this loan to pay on monthly which stream lines by budget beautifully!!

A credit bureau reported the following information about this borrower member on March 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,332.00	Public Records On File:	0
Revolving Line Utilization:	90.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486371

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486371	$11,000	17.19%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486371. Member loan 486371 was requested on March 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	raritan valley pharmacy	Debt-to-income ratio:	17.40%
Length of employment:	6 years	Location:	FLEMINGTON, NJ

Home town:
Current & past employers:	raritan valley pharmacy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	26	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	55	Months Since Last Delinquency:	14
Revolving Credit Balance:	$56,478.00	Public Records On File:	0
Revolving Line Utilization:	20.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486422

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486422	$16,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486422. Member loan 486422 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,750 / month
Current employer:	radius health care center danver	Debt-to-income ratio:	9.29%
Length of employment:	4 years	Location:	peabody, MA

Home town:
Current & past employers:	radius health care center danver
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	32
Revolving Credit Balance:	$22,217.00	Public Records On File:	0
Revolving Line Utilization:	78.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486940

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486940	$20,500	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486940. Member loan 486940 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Morgan Stanley Smith Barney	Debt-to-income ratio:	19.77%
Length of employment:	4 years	Location:	Los Altos, CA

Home town:
Current & past employers:	Morgan Stanley Smith Barney
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	76
Revolving Credit Balance:	$22,370.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 487097

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487097	$25,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487097. Member loan 487097 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	THE LOOMIS CO	Debt-to-income ratio:	23.77%
Length of employment:	10+ years	Location:	WERNERSVILLE, PA

Home town:
Current & past employers:	THE LOOMIS CO
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > I never been late on a single bill in my life. Borrower added on 03/10/10 > This is a great deal for the investor . Great money back on your return. Borrower added on 03/12/10 > Time is running out lets start investing. Borrower added on 03/15/10 > We are running out of time. Let's invest some more quickly. So you can start making money.

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,580.00	Public Records On File:	0
Revolving Line Utilization:	62.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 487395

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487395	$25,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487395. Member loan 487395 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Highfields Capital	Debt-to-income ratio:	15.64%
Length of employment:	2 years	Location:	BOSTON, MA

Home town:
Current & past employers:	Highfields Capital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > Credit Card Consolidation Borrower added on 03/16/10 > I work at a Hedge Fund. I am a fund accountant there. I was on the operations team for two years and then after completing my MBA, my CFO asked me to take a new role on the accounting team. The purpose of the loan is to consolidate my credit cards. I used them to pay for my MBA when they were at extremely low rates and now the rates have increased. Biggest monthly expense is rent. $1350. I try to pay about $1200 on my credit cards per month. My lending club payment is only $861, so there will be no issue making the payments. I make 90K a year and always receive a substantial bonus at year end. The reason I am seeking a loan is to have one easy payment, not because I am in financial trouble. I have never missed a credit card payment. The only reason my credit is not perfect is because I have a high debt to balance ratio. Borrower added on 03/16/10 > I work at a Hedge Fund. I am a fund accountant there. I was on the operations team for two years and then after completing my MBA, my CFO asked me to take a new role on the accounting team. The purpose of the loan is to consolidate my credit cards. I used them to pay for my MBA when they were at extremely low rates and now the rates have increased. Biggest monthly expense is rent. $1350. I try to pay about $1200 on my credit cards per month. My lending club payment is only $861, so there will be no issue making the payments. I make 90K a year and always receive a substantial bonus at year end. The reason I am seeking a loan is to have one easy payment, not because I am in financial trouble. I have never missed a credit card payment. The only reason my credit is not perfect is because I have a high debt to balance ratio.

A credit bureau reported the following information about this borrower member on February 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,028.00	Public Records On File:	0
Revolving Line Utilization:	50.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 487597

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487597	$20,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487597. Member loan 487597 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,851 / month
Current employer:	California Association of Hospitals and Health Systems	Debt-to-income ratio:	1.77%
Length of employment:	10+ years	Location:	FAIR OAKS, CA

Home town:
Current & past employers:	California Association of Hospitals and Health Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > This loan is to pay for my upcoming wedding this fall in San Francisco! This will be my first (and only) marriage. At age 52, I finally found the love of my life! I am a very financially sound, stable borrower. I have been at my current job for 10 years (I'm a vice president of a major statewide health care trade association) and I've been in the same profession for 30 years. I own a 4-bedroom, 3-bath 2,500-square-foot home in an upscale Northern California community. My credit scores are excellent - my middle FICO score is 750. Aside from my mortgage, the only other debts I have are one credit card and one furniture store payment (for bedroom furniture) which will be paid off later this year. In 2009 - including base salary and bonus - I made $152,000. I have no children and no other financial obligations. This loan will enable me to hold a small but elegant wedding for about 70 family members and close friends. I thank you in advance for helping my dream come true!

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1977	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,157.00	Public Records On File:	0
Revolving Line Utilization:	78.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 488236

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488236	$7,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488236. Member loan 488236 was requested on February 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	safeway	Debt-to-income ratio:	9.70%
Length of employment:	8 years	Location:	LAKE OSWEGO, OR

Home town:
Current & past employers:	safeway
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/23/10 > I would like to pay off three credit cards my US bank card has $3,000 at 28.99%APR my Citi card has $1888 at 28.99%APR my Chase card has $1200 at 28.99%APR. I make about 3,000 a month before taxes i take home 460 a week and 700 on holiday weeks 9 weeks out of the year. I expect to get a promotion with in the next 6mos to assistant manager of a Safeway grocery store at which point my income will increase substantially

A credit bureau reported the following information about this borrower member on February 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,336.00	Public Records On File:	1
Revolving Line Utilization:	77.30%	Months Since Last Record:	48
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 488482

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
488482	$5,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 488482. Member loan 488482 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:		Debt-to-income ratio:	22.27%
Length of employment:	n/a	Location:	Grand Junction, CO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	26
Revolving Credit Balance:	$13,954.00	Public Records On File:	0
Revolving Line Utilization:	78.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 489734

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489734	$25,000	16.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489734. Member loan 489734 was requested on February 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,417 / month
Current employer:	Appeals Management Center	Debt-to-income ratio:	20.93%
Length of employment:	4 years	Location:	Silver Spring, MD

Home town:
Current & past employers:	Appeals Management Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	29
Revolving Credit Balance:	$43,686.00	Public Records On File:	0
Revolving Line Utilization:	63.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 489979

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
489979	$16,750	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 489979. Member loan 489979 was requested on March 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Alief Independent School District	Debt-to-income ratio:	24.00%
Length of employment:	10+ years	Location:	Houston, TX

Home town:
Current & past employers:	Alief Independent School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/10 > Debt consolidation for a clean start. Loan amount will allow me to be debt free (except mortgage and other incidentals) in approx. 3 years. Looking forward to a new lease on my financial life.

A credit bureau reported the following information about this borrower member on March 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,570.00	Public Records On File:	0
Revolving Line Utilization:	48.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490390

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490390	$15,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490390. Member loan 490390 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,065 / month
Current employer:		Debt-to-income ratio:	20.73%
Length of employment:	10+ years	Location:	fort pierce, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/10 > I am a General Contractor and the purpose of this loan is to have additional cash flow as a padding in my personal account while I am waiting to collect state and goverment checks that have a 30-60 day waiting period after jobs are completed and my bill has been submitted.

A credit bureau reported the following information about this borrower member on March 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	20
Revolving Credit Balance:	$36,357.00	Public Records On File:	0
Revolving Line Utilization:	76.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490396

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490396	$24,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490396. Member loan 490396 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Respironics/ Phillips	Debt-to-income ratio:	21.37%
Length of employment:	< 1 year	Location:	greensburg, PA

Home town:
Current & past employers:	Respironics/ Phillips
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/10 > Being able to pay off our credit cards where we are paying so much interest, with no hope of paying them off will be so much appreciated and make all of our lives and futures better. Borrower added on 03/08/10 > We are a family with 4 children we really want to make a better future for our children.

A credit bureau reported the following information about this borrower member on March 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,570.00	Public Records On File:	0
Revolving Line Utilization:	55.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490472

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490472	$5,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490472. Member loan 490472 was requested on March 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$895 / month
Current employer:	fedex	Debt-to-income ratio:	5.47%
Length of employment:	< 1 year	Location:	strasburg, PA

Home town:
Current & past employers:	fedex
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 490540

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490540	$18,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490540. Member loan 490540 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	EUROPEAN MOTORS, INC	Debt-to-income ratio:	14.90%
Length of employment:	5 years	Location:	DALLAS, TX

Home town:
Current & past employers:	EUROPEAN MOTORS, INC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,257.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490650

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490650	$18,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490650. Member loan 490650 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:		Debt-to-income ratio:	18.82%
Length of employment:	7 years	Location:	Olney, MD

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$48,345.00	Public Records On File:	0
Revolving Line Utilization:	80.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490780

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490780	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490780. Member loan 490780 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$15,833 / month
Current employer:	maquet	Debt-to-income ratio:	8.55%
Length of employment:	5 years	Location:	O FALLON, MO

Home town:
Current & past employers:	maquet
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	38
Revolving Credit Balance:	$16,219.00	Public Records On File:	0
Revolving Line Utilization:	43.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 490845

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490845	$20,500	18.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490845. Member loan 490845 was requested on March 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Village Vista Manor	Debt-to-income ratio:	12.45%
Length of employment:	5 years	Location:	Washington boro, PA

Home town:
Current & past employers:	Village Vista Manor
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	22
Revolving Credit Balance:	$32,265.00	Public Records On File:	1
Revolving Line Utilization:	88.90%	Months Since Last Record:	22
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 490965

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490965	$20,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490965. Member loan 490965 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Infinite Solutions	Debt-to-income ratio:	11.52%
Length of employment:	4 years	Location:	Plymouth, MA

Home town:
Current & past employers:	Infinite Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > We will be using the money to pay for our wedding expenses. We will be getting married at the coonamessett Inn in Falmouth, MA. The venue is approximately 16,000 including food of course. The flowers are 2,000, the dress is 1,000, invitations are another 250, photographer is 2500, the Dj was 1,500.the tux was 150, and the jp is 500 that???s the break down its aprox a 30,000 wedding but you only do it once and we both have large families but we are doing it ourselves. At 27 it???s not a small feat so your help is greatly appreciated and we won???t let you down I give u my word. Borrower added on 03/11/10 > I work in the cell phone industry I build cellar towers and install the equipment. I install all carriers at&t, Verizon, sprint/Nextel, t-mobile, metro pcs. So my job is very secure they are always upgrading my company just got a 347 site contract for at&t so it will be a very busy couple especially with the new launch of 4g. Borrower added on 03/11/10 > My fianc??e will also be paying the loan she is a CPA.

A credit bureau reported the following information about this borrower member on March 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	50
Revolving Credit Balance:	$21,116.00	Public Records On File:	0
Revolving Line Utilization:	66.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 490987

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
490987	$20,150	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 490987. Member loan 490987 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	CCHMC	Debt-to-income ratio:	22.66%
Length of employment:	4 years	Location:	AMELIA, OH

Home town:
Current & past employers:	CCHMC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > My husband and I are working on paring down our only debt to our mortgage and car payment so we can focus on our retirement and spending more time with our children. This loan is our biggest debt and refinancing it would help us pay it down much faster and save us a ton of money. I have a stable good paying job as a registered nurse, a good credit score, and have never been delinquent on any of my bills. Borrower added on 03/10/10 > I am a registered nurse at Cincinnati Children'sHospital Medical Center. I have an unsecured personal loan at a 17.99% interest rate over five years. I have been paying on it for about 1 year at $570/month without ever missing a payment. My current mortgage is $1470/mo, car is $670,phone is 30, internet is 35. I have no childcare expenses or credit card debt. I have a payment for replacement windows of 100/mo, and 85/mo on a student loan. We budget $125/week for groceries, 200/mo for gas. 50/mo for water, and 250/mo for electric. I bring home about 5400 per month and my husband makes 1600/month. I only want this loan because I think based on my credit history that my current interest rate is ridiculous. I have $5000 in savings and $18000 in available credit with my bank if something were to happen with my job. However, nursing is very secure and my hospital has not decreased wages, laid anyone off, frozen wages or stopped hiring. I was just recently promoted to a 2nd level RN and have no reason to expect that my job is in jeopardy.

A credit bureau reported the following information about this borrower member on March 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	82
Revolving Credit Balance:	$4,279.00	Public Records On File:	0
Revolving Line Utilization:	8.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491019

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491019	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491019. Member loan 491019 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$16,667 / month
Current employer:	Oscar Gruss and Son	Debt-to-income ratio:	4.36%
Length of employment:	10+ years	Location:	NEW YORK, NY

Home town:
Current & past employers:	Oscar Gruss and Son
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/10 > These funds will be used to pay a tax liability and to pay my daughters college tuition. Borrower added on 03/05/10 > I have worked for the same employer for 10 years. I am chief technology officer for the firm, which is a boutique broker. The business is heavily technology driven so this is a secure position.

A credit bureau reported the following information about this borrower member on March 4, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1984	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,384.00	Public Records On File:	0
Revolving Line Utilization:	56.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 491036

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491036	$18,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491036. Member loan 491036 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	JJ Peters Veterans Affairs Center	Debt-to-income ratio:	3.24%
Length of employment:	2 years	Location:	New York, NY

Home town:
Current & past employers:	JJ Peters Veterans Affairs Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,612.00	Public Records On File:	0
Revolving Line Utilization:	69.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491106

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491106	$16,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491106. Member loan 491106 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:		Debt-to-income ratio:	13.51%
Length of employment:	10+ years	Location:	westfield, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/10 > I HAVE A FULL TIME JOB IN CONST FOR AT LEASE THE NEXT 2 YEAR I HAVE 30 YEARS EXP IN MY FIELD I AM A FAMILY MAN

A credit bureau reported the following information about this borrower member on March 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1986	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	3
Revolving Credit Balance:	$509,921.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 491142

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491142	$18,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491142. Member loan 491142 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Digital Globe, inc	Debt-to-income ratio:	14.88%
Length of employment:	5 years	Location:	Loveland, CO

Home town:
Current & past employers:	Digital Globe, inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/10 > I have been employed by my company for 5 years and I'm up for a promotion this year, along with a bonus. I plan to use this money to consolidate some debt and help lower our monthly expenses. Thanks. Borrower added on 03/06/10 > Several members have asked about our other debts to be consolidated. I would like to say that our purpose with this loan is to be out of debt in 3 years. We have 3 credit cards with high interest rates that we would be paying off for years. If we are approved for this loan, we will be out of debt in 3 years. Thanks!

A credit bureau reported the following information about this borrower member on March 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	34
Revolving Credit Balance:	$10,124.00	Public Records On File:	0
Revolving Line Utilization:	96.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 491166

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491166	$5,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491166. Member loan 491166 was requested on March 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	Security Specialists	Debt-to-income ratio:	8.93%
Length of employment:	10+ years	Location:	YONKERS, NY

Home town:
Current & past employers:	Security Specialists
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	12
Revolving Credit Balance:	$5,187.00	Public Records On File:	0
Revolving Line Utilization:	82.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 491187

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491187	$17,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491187. Member loan 491187 was requested on March 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,553 / month
Current employer:	West Covina Unified School District	Debt-to-income ratio:	17.87%
Length of employment:	4 years	Location:	encino, CA

Home town:
Current & past employers:	West Covina Unified School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/10 > money will be used to pay of certain debt including car, previous lending club loan and assist with incoming child expenses as my wife and I are having our first child.

A credit bureau reported the following information about this borrower member on March 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,281.00	Public Records On File:	0
Revolving Line Utilization:	32.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491189

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491189	$16,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491189. Member loan 491189 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,583 / month
Current employer:		Debt-to-income ratio:	1.29%
Length of employment:	5 years	Location:	flushing, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,496.00	Public Records On File:	0
Revolving Line Utilization:	20.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 491197

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491197	$16,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491197. Member loan 491197 was requested on March 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	trinchero family estates	Debt-to-income ratio:	9.47%
Length of employment:	10+ years	Location:	napa, CA

Home town:
Current & past employers:	trinchero family estates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/10 > I would like to pay off my HIGH interest credit cards and CLOSE them out. I have been working @ the same winery job for 15 yrs. My wife has been working (part-time) in the Assisted Living industry for 4 yrs. Our total combined yearly income is $80,000.00.

A credit bureau reported the following information about this borrower member on March 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	18
Revolving Credit Balance:	$15,518.00	Public Records On File:	0
Revolving Line Utilization:	90.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491219

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491219	$25,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491219. Member loan 491219 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Delaware Valley Remediation	Debt-to-income ratio:	17.50%
Length of employment:	8 years	Location:	HAVERTOWN, PA

Home town:
Current & past employers:	Delaware Valley Remediation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	74
Revolving Credit Balance:	$153,543.00	Public Records On File:	0
Revolving Line Utilization:	29.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 491231

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491231	$25,000	20.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491231. Member loan 491231 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,500 / month
Current employer:	Femmecomp Inc	Debt-to-income ratio:	23.12%
Length of employment:	7 years	Location:	MIDDLETOWN, MD

Home town:
Current & past employers:	Femmecomp Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/10 > Loan will be used to consolidate debt into 1 easy payment. Have never been late on any payments. Job is extremely secure.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1984	Delinquent Amount:	$0.00
Open Credit Lines:	26	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,957.00	Public Records On File:	0
Revolving Line Utilization:	50.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491313

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491313	$8,400	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491313. Member loan 491313 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:		Debt-to-income ratio:	23.58%
Length of employment:	n/a	Location:	Largo, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	44
Revolving Credit Balance:	$20,966.00	Public Records On File:	1
Revolving Line Utilization:	65.10%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491339

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491339	$14,400	16.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491339. Member loan 491339 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,360 / month
Current employer:	Teksystems	Debt-to-income ratio:	10.83%
Length of employment:	5 years	Location:	Hawthorne, CA

Home town:
Current & past employers:	Teksystems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > Just trying to get rid of the debt I am in. I do make my payments on time, never late! I do also have a stable job so there is no worries on my losing a job in the near future. This loan would definitely help though, I am an expecting father (my first) so this would really ease any financial frustrations I've been going thru, I'd really appreciate the help!!! Borrower added on 03/05/10 > Using loan to pay off credit card debts and start off clean. I do make my payments on time, that has not been a problem! I do also have a stable job so there is no worries on me losing a job in the near future. This loan would definitely help, I am an expecting father (my first) so this would really ease any financial burden I'm in, I'd really appreciate the help!!! Borrower added on 03/07/10 > Teksystems is a contracting company. I've been working with them for 5 years now and I am a low voltage technician.... I am currently working at 20th Century Fox, installing all security equipment, they are currenlty replacing all there old equipment with new, Surveillance Cameras, old alarm systems, door access control. I also at times, do work for there telecommunications dept as well. Some of the work may include installing phones, removing phones, installing fax lines, ip phones, or running cable for there telelphone or data lines. Borrower added on 03/08/10 > I really appreciate the help! thanks to those who have invested! You really have no idea how much this is really going to help me if it gets fully funded. I understand I am asking for a lot but this is what I need to get out of the hole I am in. Thanks again to all who have invested and those who plan to invest, Thank you very much!!! If there is anything I am missing or feel that you may need to know to make your decision on investing, please ask and I will be sure to reply! Borrower added on 03/08/10 > For those curious to know.... there are 2 major cards that I am planning to pay off with this loan. Bank Of America Card 5,800, HSBC 8000 my interest rate is ridiculous! I am currently working on paying off another credit card for $2000, I almost have enough to pay it off in full.... And i will be debt free once i pay off this loan! Borrower added on 03/16/10 > Its gettin down to the wire and I just wanted to acknowledge and say thanks to all those who have invested in my loan! You guys won't be sorry! It will definitely be paid on time every month. This is going to be a huge help!

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,662.00	Public Records On File:	0
Revolving Line Utilization:	95.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 491376

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491376	$8,000	17.56%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491376. Member loan 491376 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,542 / month
Current employer:	GB	Debt-to-income ratio:	12.14%
Length of employment:	10+ years	Location:	stamford, CT

Home town:
Current & past employers:	GB
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	33	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	60
Revolving Credit Balance:	$34,065.00	Public Records On File:	0
Revolving Line Utilization:	56.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 491455

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491455	$10,000	16.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491455. Member loan 491455 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:		Debt-to-income ratio:	12.23%
Length of employment:	10+ years	Location:	Haymarket, VA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > Want to pay off high intrest rate credit cards. Borrower added on 03/05/10 > Want to payy off high intrest rate credit cards

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	36
Revolving Credit Balance:	$179,307.00	Public Records On File:	0
Revolving Line Utilization:	23.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 491477

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491477	$16,750	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491477. Member loan 491477 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Brookland-Cayce High	Debt-to-income ratio:	22.15%
Length of employment:	5 years	Location:	West Columbia, SC

Home town:
Current & past employers:	Brookland-Cayce High
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > I am a 27 year old high school special education teacher who acquired a lot of credit card debit while in school and my first few years teaching. I teach students with learning disabilites and emotional disabilites and I love every minute of it. I often find myself spending a good deal of my personal money on my kids (students) making sure they have school supplies, rewards and incentives, and sometimes even meals to get them through the weekends. I would really like to consolidate my credit card debt and pay it off quickly so that I can begin to think about having children of my own in the near future. I always pay my monthly bills on time, even if I have to pick up extra hours bartending on nights and weekends. Thank you in advance for helping me complete my financial goals.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	80
Revolving Credit Balance:	$15,883.00	Public Records On File:	0
Revolving Line Utilization:	70.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 491487

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491487	$11,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491487. Member loan 491487 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Boston Medical Center	Debt-to-income ratio:	9.95%
Length of employment:	3 years	Location:	West Roxbury, MA

Home town:
Current & past employers:	Boston Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	45
Revolving Credit Balance:	$15,659.00	Public Records On File:	0
Revolving Line Utilization:	72.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 491502

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491502	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491502. Member loan 491502 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,083 / month
Current employer:		Debt-to-income ratio:	10.38%
Length of employment:	3 years	Location:	North Las Vegas, NV

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$62,450.00	Public Records On File:	0
Revolving Line Utilization:	76.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491552

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491552	$22,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491552. Member loan 491552 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Madison Square Garden	Debt-to-income ratio:	12.98%
Length of employment:	3 years	Location:	HOBOKEN, NJ

Home town:
Current & past employers:	Madison Square Garden
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > I've been a marketing professional in New York City for the past seven years. Because of New York's high cost of living, I have accumulated a decent amount of credit card debt. As I am approaching 30, I am in the mind set to pay off this debt and trust that Lending Club will help me do this faster. I have always been on time with my credit card payments and I make enough income to pay this loan monthly as well as pay for my living expenses.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,959.00	Public Records On File:	0
Revolving Line Utilization:	38.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 491569

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491569	$20,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491569. Member loan 491569 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Sire Enterprises	Debt-to-income ratio:	2.61%
Length of employment:	2 years	Location:	Rohnert Park, CA

Home town:
Current & past employers:	Sire Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > I used my credit card to help pay my way through college without student loans. I spent about 12,000 on books/tuition and various other school supplies. The other 8,000 was used to buy a car and get on my feet. I currently have a job which helps pay for all my expenses but I would like to get my rate dropped so I am paying less per month. I would greatly appreciate any assistance I may receive. Thank you.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,298.00	Public Records On File:	0
Revolving Line Utilization:	55.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 491591

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491591	$20,000	20.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491591. Member loan 491591 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,417 / month
Current employer:	medplast group inc	Debt-to-income ratio:	20.23%
Length of employment:	5 years	Location:	phoenix, AZ

Home town:
Current & past employers:	medplast group inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > I want to pay all my credit cards off, I have closed the accounts it will take 15 years to pay them off the way I am going. This loan will do it in 3 years. Borrower added on 03/09/10 > Credit Review Status Approved by Lending Club. Borrower added on 03/13/10 > Thank you to all who have funded my loan so far, I can't wait to pay my credit cards off. I plan on joining this site as an investor as soon as I can save money to do so, Lending Club is great....Once again thank you all.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1983	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,798.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 491598

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491598	$8,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491598. Member loan 491598 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Mark's Downtown	Debt-to-income ratio:	6.55%
Length of employment:	4 years	Location:	Jacksonville, FL

Home town:
Current & past employers:	Mark's Downtown
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > My grandmother and her sister have worked at the same florist for the past 15 years. This florist specialized in funerals and weddings on top of the usual seasonal business you would expect in this industry (valentines day, mother's day, etc.). In the past few years the previous owner moved to Alabama and began to let the flower shop's operations become neglected and inconsistent. She recently closed the florist due to the complication of trying to operate the business from Alabama. I plan to reopen the Florist shop in the same location because most of the larger equipment is still there, including a $10,000 walk-in cooler and display for the flowers. Having this equipment alone will make reopening the shop easier, and to add to that benefit my grandmother and her sister (who used to keep the books, and operated the business) have offered to work to get the business back to a profitable condition. They are confident that they will be able to earn back the business of all the major funeral homes in the area as well as the local courthouses and churches. The Location that I have a pending contract on has little to no competition within about 10-15 miles in any direction. And is located on a high traffic volume state road, right next door to a Starbuck's coffee shop that has been very successful. The landlord of the property has a good relationship with my family and has agreed to verbally commit the property to me until I am certain about the financing. He has also agreed to offer very generous concessions even though he has had two other possible florists show interest in the location. Total operation costs including all expenses, labor and inventory averaged less than $5,000. My Grandmother and her sister informed me that on an average Valentine's Day week alone the store would generate over $10,000 in sales. They also assured me that one wedding would cover the expenses for an entire month, not including walk-ins and other sales. I am a future CFA (Certified Financial Analyst), so I am very responsible with my financial condition and have a great financial and accounting background. I also have been managing and operating small and large businesses for almost all of my professional career.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491618	$25,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491618. Member loan 491618 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	City of Hialeah	Debt-to-income ratio:	22.57%
Length of employment:	10+ years	Location:	Miami, FL

Home town:
Current & past employers:	City of Hialeah
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > I have just over $25,000 in credit card debt. Once I get funded completely I will pay off all the cards. It will take me the next 3 years to pay off this loan. Once paid off they are all gone. With your help I will increace my credit score even higher. I have never been late making payments. In my job it is very important to pay all your bills. I will be retiring from my department in two years and applying for another Police job. They due an intensive background check when you apply and credit is one of the most important things they check. So if want another police job I have to get rid of all these debts. My score is good and no deliquents ever, just want to be a top canidate in these very competivie times. I do have a substatnial retirements saved up, but due to tax penalties I cannot touch any of it until I am 59 and half. That is 13 years from now. I assure you I am a good investment and thank you all for investing in me I won't let you down.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1985	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,918.00	Public Records On File:	0
Revolving Line Utilization:	89.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491622

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491622	$25,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491622. Member loan 491622 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	AARP Services	Debt-to-income ratio:	21.05%
Length of employment:	4 years	Location:	Chantilly, VA

Home town:
Current & past employers:	AARP Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/10 > My loan request is to pay off my revolving credit card debt. Please note that there is a 60K Home Equity Line of credit in my overall debt. I am not attempting to pay off my Home Equity Line, just the credit card debt. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$92,764.00	Public Records On File:	0
Revolving Line Utilization:	71.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 491628

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491628	$15,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491628. Member loan 491628 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Perini Building Company	Debt-to-income ratio:	19.57%
Length of employment:	5 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Perini Building Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/10 > I have for the last nine years paid all my debts on time and for more than the minimum due...but the big banks have more than doubled the interest rates on my credit card accounts. So they can recoup their losses. When do I get a chance to recoup my losses? With help from Lending Club I will be able to payoff the three major credit cards much faster and also inprove my debt to income ratio. Borrower added on 03/10/10 > Correction: The Juniper account is a MasterCard not VisaCard account. Borrower added on 03/11/10 > The Chase Visa account was closed last year at my request due to the change in terms and conditions.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1978	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,899.00	Public Records On File:	1
Revolving Line Utilization:	53.30%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491668

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491668	$6,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491668. Member loan 491668 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	Hightower Investment group	Debt-to-income ratio:	6.02%
Length of employment:	3 years	Location:	new york, NY

Home town:
Current & past employers:	Hightower Investment group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,370.00	Public Records On File:	0
Revolving Line Utilization:	92.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491675

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491675	$20,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491675. Member loan 491675 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$41,667 / month
Current employer:	Delloite	Debt-to-income ratio:	8.17%
Length of employment:	10+ years	Location:	Smyrna, GA

Home town:
Current & past employers:	Delloite
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$59,777.00	Public Records On File:	0
Revolving Line Utilization:	86.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 491685

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491685	$15,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491685. Member loan 491685 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,250 / month
Current employer:	PharMerica	Debt-to-income ratio:	21.95%
Length of employment:	1 year	Location:	Tyler, TX

Home town:
Current & past employers:	PharMerica
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,678.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 491716

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491716	$10,000	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491716. Member loan 491716 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	JEL SERT	Debt-to-income ratio:	4.02%
Length of employment:	8 years	Location:	SERENA, IL

Home town:
Current & past employers:	JEL SERT
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,080.00	Public Records On File:	0
Revolving Line Utilization:	23.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 491733

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491733	$5,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491733. Member loan 491733 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,400 / month
Current employer:	Ameriprise Financial	Debt-to-income ratio:	12.29%
Length of employment:	2 years	Location:	BLUE BELL, PA

Home town:
Current & past employers:	Ameriprise Financial
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,855.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 491776

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491776	$20,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491776. Member loan 491776 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	eye care center of virginia	Debt-to-income ratio:	21.40%
Length of employment:	10+ years	Location:	Providence Forge, VA

Home town:
Current & past employers:	eye care center of virginia
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > I am a responsible person. I pay my bills on time and I am looking for a way to consolidate and reduce the current interest rate I am paying on 2 credit cards. I have a steady job in the healtcare industry. Borrower added on 03/10/10 > I am a professional Administrator who is just looking for a way to consolidate my high interest credit cards. The consolidation would help to manage my funds better and pay off the cards quicker. i utilized credit cards for some expenses occured for medical reasons and then some fun stuff as well. I want to know work on paying them down and it would be so much easier with a lowr interest rate and one bill. I am a good investment!

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,316.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491828

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491828	$16,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491828. Member loan 491828 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Dunkin Donuts	Debt-to-income ratio:	16.10%
Length of employment:	7 years	Location:	Chicago, IL

Home town:
Current & past employers:	Dunkin Donuts
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	9
Revolving Credit Balance:	$3,062.00	Public Records On File:	0
Revolving Line Utilization:	28.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 491862

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491862	$15,000	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491862. Member loan 491862 was requested on March 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	payless shoes source	Debt-to-income ratio:	20.09%
Length of employment:	9 years	Location:	pacoima, CA

Home town:
Current & past employers:	payless shoes source
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/10 > i need to get back on track with my lender and i need this money to not to lose my house. i was out of materninty leave for 6 months but now i need to get all my house needs under control. Borrower added on 03/15/10 > the loan will be use to payoff credit cards with apr as high as 29.99 percent. my job is very stable; i have work for the same company for 9.5 years. i always pay my bills on time. i have a goal to payoff my credit debt in about 3 years and a personal loan will help me save money as well as to reach my goals

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	36
Revolving Credit Balance:	$11,534.00	Public Records On File:	0
Revolving Line Utilization:	74.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 491900

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491900	$9,250	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491900. Member loan 491900 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	Cryolife Inc.	Debt-to-income ratio:	13.00%
Length of employment:	6 years	Location:	Kennesaw, GA

Home town:
Current & past employers:	Cryolife Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > I plan to use this loan to pay off my credit card debt (the interest rates are higher than the loan rate), pay for my next semester of school, and make a few upgrades to my house.

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	80
Revolving Credit Balance:	$5,184.00	Public Records On File:	0
Revolving Line Utilization:	89.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491929	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491929. Member loan 491929 was requested on March 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Mc Neil Technologies	Debt-to-income ratio:	7.08%
Length of employment:	6 years	Location:	MIAMI, FL

Home town:
Current & past employers:	Mc Neil Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/10 > Email Received. Thanks, Guy null Borrower added on 03/08/10 > I applied for this loan to consolidate my debts, and I'm planning to pay back the loan every month. I want this loan payment to be deducted directly from my bank account every month, until the loan is fully paid. I'm working with the same company for 6 consecutive years. Borrower added on 03/08/10 > 1-Due to the credit card companies increased their interest rates to 22% +. I'm consolidating them and have one low monthly payment with a fixed rates. 2-Some of the debts accrued during my wife surgery. I have a very good salary that I listed in the loan application, and very good credit score. All my bills are up-to-date, including mortgage monthly payment $1.172.52. Borrower added on 03/13/10 > 3- As requested, here are my monthly expenses: Mortgage $1172.52 Interest rates 4.62%. Utilities bills (Light, Water, phone) $ 185.00. Credit card $ 353.00 Interest rates 22%. Credit card $ 179.00 Interest rates 7.99%. Car Paid in Full ( No car Payment). Emergency Fund Saving $3000.00. Saving High Yield Money Market $ 502.00. Roth IRA Balance $2,450.00. 401K Retirement Balance $ 20,000.00. Health / Dental and Life Insurance. Accidental Life Insurance coverage $ 63.00. Accidental Life Insurance coverage Amount $ 100,000.00

A credit bureau reported the following information about this borrower member on March 6, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,523.00	Public Records On File:	0
Revolving Line Utilization:	37.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 491936

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491936	$16,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491936. Member loan 491936 was requested on March 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	Alta Bates Summit Medical Center	Debt-to-income ratio:	4.84%
Length of employment:	5 years	Location:	Brentwood, CA

Home town:
Current & past employers:	Alta Bates Summit Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,961.00	Public Records On File:	0
Revolving Line Utilization:	33.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 491988

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491988	$10,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491988. Member loan 491988 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,167 / month
Current employer:	CT Dept. of Correction	Debt-to-income ratio:	0.00%
Length of employment:	7 years	Location:	SOMERS, CT

Home town:
Current & past employers:	CT Dept. of Correction
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > We are making a purchase to upgrade our home, Borrower added on 03/15/10 > wanted to let everyone know that I appreciate your investment. I have a good portion of funds for this project already, and this will allow me to make a dream come true. I pride myself on being financially sound as my credit report illustrates.

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492006

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492006	$10,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492006. Member loan 492006 was requested on March 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,050 / month
Current employer:		Debt-to-income ratio:	7.75%
Length of employment:	4 years	Location:	Mesquite , TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	16	Months Since Last Delinquency:	4
Revolving Credit Balance:	$2,560.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492012

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492012	$25,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492012. Member loan 492012 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	st joseph hospital	Debt-to-income ratio:	10.85%
Length of employment:	3 years	Location:	eureka, CA

Home town:
Current & past employers:	st joseph hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,966.00	Public Records On File:	0
Revolving Line Utilization:	86.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492041

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492041	$8,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492041. Member loan 492041 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Kateri Residance	Debt-to-income ratio:	19.92%
Length of employment:	3 years	Location:	BRONX, NY

Home town:
Current & past employers:	Kateri Residance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > I am trying to save some money by refinancing my credit card debt. Why should I pay higher interest rates when there are investors like you that can help me to save money by offering a lower rate. It is just a matter of common sense to refinance with you. I hope I can get funded so I can save some money.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,591.00	Public Records On File:	0
Revolving Line Utilization:	56.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492076

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492076	$15,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492076. Member loan 492076 was requested on March 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,360 / month
Current employer:	FLA LIFT SYSTEMS	Debt-to-income ratio:	13.01%
Length of employment:	4 years	Location:	PLANT CITY, FL

Home town:
Current & past employers:	FLA LIFT SYSTEMS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/10 > THIS LOAN WILL PAY OFF CREDIT CARD DEBT

A credit bureau reported the following information about this borrower member on March 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	10
Revolving Credit Balance:	$7,023.00	Public Records On File:	0
Revolving Line Utilization:	97.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492116

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492116	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492116. Member loan 492116 was requested on March 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,825 / month
Current employer:	U.S. Forest Service	Debt-to-income ratio:	13.06%
Length of employment:	10+ years	Location:	Richmond, CA

Home town:
Current & past employers:	U.S. Forest Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/10 > I'm paying off a high interest loan and a high interest credit card. Borrower added on 03/10/10 > Discover Loan: $18654 @ 15.99 APR Well Fargo: $ 3749 @ 15.95 APR Balance to pay down Discover card 11.24 APR Borrower added on 03/10/10 > I want to pay off all of my credit cards and loans (other than my mortgage) before I retire in 3-5 years.

A credit bureau reported the following information about this borrower member on February 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	32
Revolving Credit Balance:	$11,424.00	Public Records On File:	0
Revolving Line Utilization:	32.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492125

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492125	$13,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492125. Member loan 492125 was requested on March 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	So. Wash. County Schools	Debt-to-income ratio:	15.70%
Length of employment:	3 years	Location:	COTTAGE GROVE, MN

Home town:
Current & past employers:	So. Wash. County Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/10 > Household Gross is 78,000 Borrower added on 03/07/10 > I am a 4th year Teacher that runs a special ed program, and I have three different licenses from the state of MN plus my Master's in Sp. Ed.

A credit bureau reported the following information about this borrower member on March 6, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	30
Revolving Credit Balance:	$14,050.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492140

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492140	$25,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492140. Member loan 492140 was requested on March 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,833 / month
Current employer:	Internal Revenue Service	Debt-to-income ratio:	2.49%
Length of employment:	10+ years	Location:	Methuen, MA

Home town:
Current & past employers:	Internal Revenue Service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 6, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,185.00	Public Records On File:	0
Revolving Line Utilization:	8.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492142

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492142	$5,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492142. Member loan 492142 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	so cal custon inc	Debt-to-income ratio:	21.98%
Length of employment:	3 years	Location:	phelan, CA

Home town:
Current & past employers:	so cal custon inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,291.00	Public Records On File:	0
Revolving Line Utilization:	86.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492194

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492194	$20,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492194. Member loan 492194 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,500 / month
Current employer:	CARPET CREATIONS	Debt-to-income ratio:	3.44%
Length of employment:	10+ years	Location:	CANOGA PARK, CA

Home town:
Current & past employers:	CARPET CREATIONS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1981	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	27
Revolving Credit Balance:	$1,456.00	Public Records On File:	0
Revolving Line Utilization:	91.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 492241

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492241	$13,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492241. Member loan 492241 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	West Central Roofing	Debt-to-income ratio:	17.16%
Length of employment:	8 years	Location:	NEW LONDON, MN

Home town:
Current & past employers:	West Central Roofing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,698.00	Public Records On File:	0
Revolving Line Utilization:	48.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492264	$22,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492264. Member loan 492264 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	MEDALLION CONVENIENCE STORES	Debt-to-income ratio:	14.27%
Length of employment:	5 years	Location:	ORLANDO, FL

Home town:
Current & past employers:	MEDALLION CONVENIENCE STORES
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,384.00	Public Records On File:	0
Revolving Line Utilization:	71.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492312

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492312	$15,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492312. Member loan 492312 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	clare rose inc	Debt-to-income ratio:	11.05%
Length of employment:	2 years	Location:	bay shore, NY

Home town:
Current & past employers:	clare rose inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > Funds are for my wedding and some consolidation of debt. My job is steady. As per my union contract I am not to work less then a full 40 hour week. I work both hourly and off of commision. My income also steady. In the range of 5 grand give or take, depending on the time of year. I work in the beer business.

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	53
Revolving Credit Balance:	$10,352.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 492317

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492317	$12,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492317. Member loan 492317 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Lithum FMC	Debt-to-income ratio:	9.51%
Length of employment:	n/a	Location:	venice, FL

Home town:
Current & past employers:	Lithum FMC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > The latest payments were one month late and this card is a joint card. It was opened in my wife's name about 10 years ago. Borrower added on 03/10/10 > Thank you!

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1984	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,423.00	Public Records On File:	0
Revolving Line Utilization:	28.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492333

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492333	$12,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492333. Member loan 492333 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	John H Church Co Inc	Debt-to-income ratio:	20.57%
Length of employment:	10+ years	Location:	Seneca Falls, NY

Home town:
Current & past employers:	John H Church Co Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/10 > We plan on paying off our credit card balances and doing away with those cards. We are trying to not waste any more money than we already have. We were completley turned upside down financially because of major health problems combined with a job loss and a child starting college all at the same time. Praise God we had savings to fall back on but with my wife and I both losing our jobs and both of us having major surgery over the past four years we have had to rely on credit cards to help us out and when the dust settled we were deep in the hole and not able to catch up. Financially we are coming back around and just need help overcoming these high interest rates. We are determind to set our goal and see it through. Thank you for reading our testimony.

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	39
Revolving Credit Balance:	$25,881.00	Public Records On File:	0
Revolving Line Utilization:	74.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492364

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492364	$10,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492364. Member loan 492364 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	yellow cab	Debt-to-income ratio:	1.54%
Length of employment:	5 years	Location:	milwaukee, WI

Home town:
Current & past employers:	yellow cab
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > Hello Im am a driver for a cab company in wisconsin. I love driving and have been driving for many years. I have stable years of employment and suffient credit. My monthly budget is approx. 1200.00 and my income provides for that and some. Unfortunately it will not help me cover expenses for my only daughters wedding. She is very excited and in love. I would be disappointed if i wasnt able to help out a little bit more with arrangements.

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	11	Months Since Last Delinquency:	9
Revolving Credit Balance:	$175.00	Public Records On File:	0
Revolving Line Utilization:	5.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 492370

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492370	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492370. Member loan 492370 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	WESCOTT FINANCIAL ADVISORY GROUP LLC	Debt-to-income ratio:	14.76%
Length of employment:	5 years	Location:	MORRISVILLE, PA

Home town:
Current & past employers:	WESCOTT FINANCIAL ADVISORY GROUP LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	5
Revolving Credit Balance:	$39,702.00	Public Records On File:	0
Revolving Line Utilization:	58.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492387

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492387	$18,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492387. Member loan 492387 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:		Debt-to-income ratio:	10.18%
Length of employment:	1 year	Location:	Washington, DC

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/10 > Ugh. These credit cards got me through four years of working full time while attending school full time. As happy as I am to have school behind me, I'm left with this mountain of responsibility. I'm working hard and playing some. Please help me play even more and stress even less! I want a date for the mountain falling so I'll know when I can start planning world-wide adventures :) Borrower added on 03/16/10 > Hello everyone! Thanks to all who have considered funding my loan. I have only five days left and many more donors to convince before I reach my goal of an $18,000 loan. With this loan I will be able to pay off ALL of my credit card debt! It will be a happy, happy day when I have only one open credit card with no carried balance. Aside from the credit card debt, I have only school loans. I???ve been paying double the required monthly minimum on my credit cards for over a year and I still feel like I am making very little progress. I am trying very hard to crawl out of this hole. Please help! :) With my current budget, and this loan!, I will be completely debt free by December 2013. Plus, I???m a great credit risk! I???ve had no periods of unemployment in 18 years and I???ve never defaulted on a debt. I am a sign language interpreter so my services are mandated by federal law (ADA). That equates to strong job security! I have been self-employed since January of last year and my income has remained stable. However, I start a new full-time staff position in mid-April that will not impact my income ... I am trying to simplify my life in many ways! The Lending Club is an amazing resource. Let me send you my money! :) Thanks for your consideration.

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,248.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492392

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492392	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492392. Member loan 492392 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:		Debt-to-income ratio:	15.25%
Length of employment:	10+ years	Location:	GRAYSLAKE, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/10 > home improvement loan

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	27	Months Since Last Delinquency:	11
Revolving Credit Balance:	$2,726.00	Public Records On File:	0
Revolving Line Utilization:	5.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492400

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492400	$25,000	18.30%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492400. Member loan 492400 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,000 / month
Current employer:		Debt-to-income ratio:	18.02%
Length of employment:	n/a	Location:	Carmichael, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > Landmark Sacramento Business opened new location in September. All three are cash-flow positive. Extra construction and opening costs should be spread over at least 24 months. Borrower added on 03/12/10 > I am the owner of 3 restaurants in business since 1991. Two serve burgers, fries and shakes. I opened the steak house in Sept 09. Seating: 120 inside and 20 outside plus a banquet room for 100. EDUC/ WORK -UCLA Econ; USC,MBA. Big 8, Manager-CPA. VP of Proj. Mgt for a Fortune 100 company that built independent living projects. They left the market and I received a bonus for helping sell the company. Then came the burger restaurants. OPS- Sales volume expected to exceed $3.5 million in 2010. The restaurants serve an upscale residential area and a substantial state government market. The stores are performing well. The new store has cash-flow positive operations Dec to Feb. The business is expanding rapidly. Banquet business is increasing the fastest. I purchase the Iron building 2 years ago for $1.1mm (6660 sf +parking). Remodel, start up and all new FFE costs totaled $900k. I put up $ 250,000 in equity and carried the unoccupied building for 8 months with monthly payments of $10,000 prior to receiving the construction loan. These conditions have constrained my normal w/c cushion. PURPOSE -Costs over ran budget by $100,000. Unanticipated problems were found. Essentially the entire HVAC duct and plenum systems had to be replaced rather than just the AC units as planned. In addition, the City required 16 various approvals for the outdoor dining area. The architect took 4 months longer than planned to obtain the permits. I have paid off half of those overruns from current earnings in 6 months. This loan is to replenish working capital. We already have payment arrangements with suppliers to retire the obligations by Sept. Normal lenders have severely restricted loans. Credit scores determine approval , but they are flawed since no adjustment is made for the high number of credit inquiries a small business person generates. Then again credit scores do not matter. I was turned down by CBT (a TARP recipient) after the having been approved by the branch manager and the Area SVP . Corporate officers over rode, saying no restaurants or RE, no exceptions. As to credit utilization, I have been reluctant to pay down revolving credit lines because my bank, W F, has taken in payments and then cut the credit limit solely to reduce their corporate wide credit exposure . I have marketable securities that I can use to reduce my credit lines, but why?

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,602.00	Public Records On File:	0
Revolving Line Utilization:	98.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492402

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492402	$24,000	17.56%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492402. Member loan 492402 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	SADDLEBACK MEMORIAL MEDICAL CENTER	Debt-to-income ratio:	23.00%
Length of employment:	8 years	Location:	MORENO VALLEY, CA

Home town:
Current & past employers:	SADDLEBACK MEMORIAL MEDICAL CENTER
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/10 > Hello all my future helpers! A brief explanation as to why I need your help. I am interested in lowering my interest rates on a couple credit cards that have increased their interest rates to rediculous ammounts. I have never had a missed or late payment nor have I ever exceeded my limits. I was fine carying a large balance on them when the rate was 9% however for no reason my rates are now as high as 26%. I would really like to get out from under the big banks, close my accounts and stick my tongue out at them but to do that I need your help. I have no problem what so ever paying my bills and my job is very secure so I am very comfortable borrowing your money and I feel my payment history as seen in my credit report should make you feel comfortable lending me money. Please help me get out of this situation this new credit card act has placed me in. Thank you in advance. Borrower added on 03/15/10 > Thank you all SO MUCH! So far this has been a wonderful experience. I am really loving this process. I want to be an investor someday too! I guess my credit and income have been approved(at least my page says so). Keep the funding up PLEASE I appreciate it! I'm so excited!

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,058.00	Public Records On File:	0
Revolving Line Utilization:	75.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492414

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492414	$16,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492414. Member loan 492414 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:		Debt-to-income ratio:	15.90%
Length of employment:	7 years	Location:	Rockville, MD

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,513.00	Public Records On File:	0
Revolving Line Utilization:	92.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492422

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492422	$15,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492422. Member loan 492422 was requested on March 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:		Debt-to-income ratio:	7.71%
Length of employment:	3 years	Location:	Appleton, WI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	30
Revolving Credit Balance:	$980.00	Public Records On File:	0
Revolving Line Utilization:	29.77%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492451

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492451	$20,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492451. Member loan 492451 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$18,750 / month
Current employer:	Howard University	Debt-to-income ratio:	2.35%
Length of employment:	1 year	Location:	Washington, DC

Home town:
Current & past employers:	Howard University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	18
Revolving Credit Balance:	$12,272.00	Public Records On File:	0
Revolving Line Utilization:	31.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 492460

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492460	$20,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492460. Member loan 492460 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,917 / month
Current employer:	CS STARS	Debt-to-income ratio:	16.87%
Length of employment:	4 years	Location:	Chicago, IL

Home town:
Current & past employers:	CS STARS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > I am actively working towards eliminating my credit card debt permanently and would like to pursue 'outside-the-box' options to reduce the amount of interest paid over time and get well on my way to building a healthier financial future!

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$82,193.00	Public Records On File:	0
Revolving Line Utilization:	97.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 492471

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492471	$25,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492471. Member loan 492471 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,750 / month
Current employer:	FPL	Debt-to-income ratio:	24.64%
Length of employment:	< 1 year	Location:	BOCA RATON, FL

Home town:
Current & past employers:	FPL
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > Recently graduated business school from an ivy league institution, and I am now settled in a career with an upward growth trajectory, I want to consolidate the credit card debt I accrued while I was in school. My position is now with a solid Fortune 100 company which recruited me to move from NYC because of my expertise. I am living in a family-owned home, and have no rent or mortgage expense. I am devoting the next few years, taking advantage of my free living situation, to paying off my student loans and credit card debt. I currently have over $2,500 of discretionary income monthly, while I am saving 16% of my salary in my 401k at work. I am very concerned about always being in a solid financial situation, that is why I save and am trying to consolidate high interest credit cards into one loan payment that I can focus on paying down.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,798.00	Public Records On File:	0
Revolving Line Utilization:	68.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492484

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492484	$12,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492484. Member loan 492484 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	Miami-Dade County	Debt-to-income ratio:	13.55%
Length of employment:	5 years	Location:	MIAMI, FL

Home town:
Current & past employers:	Miami-Dade County
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	15	Months Since Last Delinquency:	22
Revolving Credit Balance:	$24,363.00	Public Records On File:	0
Revolving Line Utilization:	64.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492512

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492512	$25,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492512. Member loan 492512 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,417 / month
Current employer:	Markham Norton Mosteller Wright and Co.	Debt-to-income ratio:	22.03%
Length of employment:	10+ years	Location:	CAPE CORAL, FL

Home town:
Current & past employers:	Markham Norton Mosteller Wright and Co.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > Need to consolidate and re-finance credit card debt at a lower interest rate. Borrower added on 03/10/10 > We are trying to consolidate some credit card debt. The credit cards we are consolidating are in our personal name but were used for business purposes so our business had been paying the monthly payments. The credit cards are: Citibank $17,000 APR 29.9% (we will be paying off $10,000 of this next week and the balance consolidated); Capital One $17,000 APR 29.4% (this will be consolidated). Other debts include Capital One $18,000 APR 15.9%, which the business will continue to pay, Sears $1,500 will be paid off next month by the business and First Community $5,000, which will be paid off in September by the business. The business is construction related so due to several hurricanes and the state of the housing market the credit card debt crept up since we had to continue paying normal operating expenses. The market is coming back and the business is busy again. Even in slow times we were still able to make the minimun payments on the debt but obviously not getting anywhere as far as paying it off. If we are able to consolidate the debt we will make some headway on paying it off at a much lower interest rate.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	46	Months Since Last Delinquency:	4
Revolving Credit Balance:	$11,506.00	Public Records On File:	0
Revolving Line Utilization:	19.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492518

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492518	$24,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492518. Member loan 492518 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,917 / month
Current employer:	Roberts Markel PC	Debt-to-income ratio:	23.19%
Length of employment:	7 years	Location:	HOUSTON, TX

Home town:
Current & past employers:	Roberts Markel PC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > I have a good credit score and pay on time. I have been with my employer for over 7 years. I plan to use my funds to consolidate my credit card debt at a lower interest rate Borrower added on 03/16/10 > 1) Who/what is your Employer(s) and what do you do/job description there? Law Firm ; position: Attorney and shareholder 2) Exact Purpose of Loan = If consolidating debts (include balance amounts, interest rates, and current monthly payments) to be consolidated with this loan? I am consolidating three credit cards- 1: 10,000 at rate of 28%, monthly payment of $460, 2: 6,000 at rate of 19%, monthly payment of $200, 3) 8,000 at rate of 18%, monthly $250 3) Breakdown normal monthly expenses (mortgage, insurance, car, utilities, phone, internet, food, childcare, loans, credit cards, etc.) Please include the total amount for these monthly expenses. Monthly expenses are about $3,800

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$77,527.00	Public Records On File:	0
Revolving Line Utilization:	43.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492541

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492541	$16,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492541. Member loan 492541 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	AIG	Debt-to-income ratio:	8.53%
Length of employment:	2 years	Location:	ANNANDALE, VA

Home town:
Current & past employers:	AIG
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > This loan is for Home Remodeling Borrower added on 03/09/10 > My wife and I have been talking about remodeling our house for years and have kept putting it off. All the loan rates I have looked into have been too high and when LendingClub gave me this offer it has been one of the best around I have found. Our wedding anniversary is coming up next month and I would like to surprise my wife with a gift that she has been deserving for a very long time. Your help is much appreciated on this loan and will be paid off in timely manner. If you have any questions please don't hesitate to ask! - Thanks

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,116.00	Public Records On File:	0
Revolving Line Utilization:	79.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492566

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492566	$10,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492566. Member loan 492566 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Fairview Village Church of the Nazarene	Debt-to-income ratio:	7.18%
Length of employment:	< 1 year	Location:	Norristown, PA

Home town:
Current & past employers:	Fairview Village Church of the Nazarene
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > In our efforts to retire our debt, we have tried to call and negotiate with our credit card holders. With the current economic environment, they are not willing to negotiate our current high interest rates. With this loan, we can pay off our debt sooner and more effectively. Borrower added on 03/15/10 > Also want to note...we have a very low debt to income ratio, have two paid off cars, and no mortgage (we currently rent). My wife and I both work full time and have a gross monthly income of $5400. Our goal is to be debt free completely!

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,658.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 492598

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492598	$12,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492598. Member loan 492598 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	C and C Affordable Managment llc	Debt-to-income ratio:	15.44%
Length of employment:	2 years	Location:	CUTCHOGUE, NY

Home town:
Current & past employers:	C and C Affordable Managment llc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,309.00	Public Records On File:	0
Revolving Line Utilization:	73.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492602

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492602	$16,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492602. Member loan 492602 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,542 / month
Current employer:	F & M Community Bank, NA	Debt-to-income ratio:	21.35%
Length of employment:	3 years	Location:	Chatfield, MN

Home town:
Current & past employers:	F & M Community Bank, NA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > I have a good stable job and recieve a good monthly income. We had our second child a couple years ago and it set us back a bit and now we are just trying to get caught up. Credit Card balances will be paid in full monthly to avoid interest charges once current balances are consolidated. Borrower added on 03/15/10 > I just added up my monthly payments on the cards that I have been paying on monthly. My minimum payments (not the card minimums) I will be saving $400 extra a month. I can add that additional $400 a month to a small student loan we have to pay off with a balance of $1900. We normally pay $153 a month on that. By adding the additional $400 I'm saving I can have that paid off in 5 months. This will now give me an additional $550 extra in a month and I can use that to pay down this loan I'm seeking and within a year and half's time I will have increased my monthly cash flow by over $1000! This is why funding this loan is important to me. Thanks!!

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,989.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 492613

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492613	$13,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492613. Member loan 492613 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	nail expo	Debt-to-income ratio:	17.23%
Length of employment:	10+ years	Location:	tuscaloosa, AL

Home town:
Current & past employers:	nail expo
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > i,m want payup my credit car Borrower added on 03/10/10 > sorry i can not wrigh enlisgh

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,625.00	Public Records On File:	0
Revolving Line Utilization:	28.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 492645

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492645	$10,750	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492645. Member loan 492645 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Timber Products Company	Debt-to-income ratio:	24.72%
Length of employment:	1 year	Location:	Eugene, OR

Home town:
Current & past employers:	Timber Products Company
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate some old high interest credit cards into a fixed loan payment. My fiancee and I are currently renting as we are saving money to purchase a home in the future. By consolidating this debt, I will be able to save additional money each month in order to reach our down payment goal. I currently am employed as a marketing manager for a large private company. My position at the company is safe and I plan to grow and prosper there for many years to come. I appreciate your time reviewing and considering this investment opportunity. Borrower added on 03/09/10 > 1) Exact Purpose of loan - To consolidate two high interest credit cards (Balance 5,900 at 29.99%, Balance 4,400 at 23.24%) into a fixed payment to (A) lower overall monthly payment, (B) lower total amount paid due to elevated interest rates, and (C) Cancel the two cards, working to become debt free. Other debts that I have are at substantially lower interest rates and are being paid off as well. 2) Normal monthly expenses - Rent $400, Utilities $125 (including cable, internet, phone, sewer, water, electricity), car loan $275, credit cards $1,100, insurance $50 = $1,950/mo. This loan would reduce the credit card payment to less than $900 per month. Note: (Total rent is $795 per month and total utilities cost $250 per month. Rent and utilities are split between my fiancee and myself. I've reflected my portion in the above section) 3) Financial ability to make payments - My fiancee and I have been saving for a down payment on a home for over two years now. If I was to lose my job, the money I have put away in savings would be used to cover debts until I received new employment. Also, she is fully employed in a professional position and is capable of making full monthly payments on rent and utilities if the need arises.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	32
Revolving Credit Balance:	$15,312.00	Public Records On File:	0
Revolving Line Utilization:	69.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492654

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492654	$19,750	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492654. Member loan 492654 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Colorado State University	Debt-to-income ratio:	3.67%
Length of employment:	9 years	Location:	Denver, CO

Home town:
Current & past employers:	Colorado State University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > I plan to use the funds to consolidate high interest credit cards. The total consolidated is $19,631.65 with interest rates between 18.99-23%. By consolidating them I looking to get a lower rate and one manageable payment to pay them off quicker. My monthly expenses are as follows: Rent: $900.00; Car Insurance for myself and my two daughters is: $163.77; I have no car payment; my utilities average between 120.00-232.00, depending on the time of year. I have no home phone, just a cell which is $120.00; my food averages at about $300.00 a month; I have a student loan for $397.21. I am a single mother with two girls who are college age and attend college. I have never defaulted on a loan. I have always made my payments and have strong sense of responsiblity in fulfilling and any and all obligations I am responsible for. The last year and half has been an extremely tough for my family and I. As is with a lot of people I realize. My oldest daughter had some personal issues that as a mother I could not turn her away, so I helped her. In helping her I aquired debt on my credit cards. Additionally there were medical problems that my insurance company did not cover or they only paid a certain percentage. I was forced to put the balances on my cards. It has been a very difficult time, but I am deteremined to make it through. I appreciate any help that can be given. I have always honored my debts and have always strived to do the best with what I have been given. I have never, nor do I ever intend to file bankruptcy. I will do what is necessary and work as hard as is necessary to fulfill my obligations. Thank you for any consideration you give me. Best wishes.... Borrower added on 03/09/10 > I wanted to added that I orignally thought my 10 anniversary date at my job was in April, I have been informed it will be June. My start date was not considered until after the probationary period new hires go through. I apologize for the inaccurate information I provided previously. Borrower added on 03/15/10 > I have had several investors today ask the particulars regarding the remaining revolving credit not combined in this loan request. I did not have the information in front of me to properly address it at the time, and as I have no internet service at home, I needed to call and get the details pertaing the remaining revolving credit balance. One lenders asked why I only requested $19,750.00 rather than the full amount of my debt. The answer for that question is: I was only allowed to request that amount, and according to the rules I read regarding a loan with Lending Club, a loan cannot exceed $25,000.00. I took the credit bills I have that had the highest percentage rates and added them up and that is how I determined the amount I did. The rates of these cards ranged from 18.99% to 23%. By consolidating and obatining a lower rate, I felt I would achieve 1.) a lower rate, which mean't less paid out in interest in the long run and less time to pay down money owed; 2.) would enable me to take high interest cards and combine them into one manageable payment; 3.) less hardship on my family. The remaining revolving credit (totaling: $18,223.98) is care credit for $5,898.36; Barclay Mastercard for 4,435.88; Chase Visa $2,168.36; Chase $5,731.38; I have stated the reasons for the debt, and I have covered, I think, the questions asked. If not, please feel free to ask any other questions you may have as a prospective lender. Thank you for time and consideration.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	70	Months Since Last Delinquency:	78
Revolving Credit Balance:	$37,866.00	Public Records On File:	0
Revolving Line Utilization:	71.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 492659

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492659	$17,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492659. Member loan 492659 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,125 / month
Current employer:	Emory University/VA Medical Center	Debt-to-income ratio:	20.77%
Length of employment:	1 year	Location:	Atlanta, GA

Home town:
Current & past employers:	Emory University/VA Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	56	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,221.00	Public Records On File:	0
Revolving Line Utilization:	79.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492678

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492678	$10,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492678. Member loan 492678 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	Ochsner clinc	Debt-to-income ratio:	0.00%
Length of employment:	8 years	Location:	Metairie, LA

Home town:
Current & past employers:	Ochsner clinc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492691

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492691	$4,750	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492691. Member loan 492691 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,100 / month
Current employer:		Debt-to-income ratio:	24.52%
Length of employment:	n/a	Location:	canton, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	25
Revolving Credit Balance:	$18,571.00	Public Records On File:	0
Revolving Line Utilization:	49.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492720

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492720	$25,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492720. Member loan 492720 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,742 / month
Current employer:	CSG Systems Inc	Debt-to-income ratio:	22.62%
Length of employment:	5 years	Location:	Aurora, CO

Home town:
Current & past employers:	CSG Systems Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > I plan to use these funds to consolidate a number of credit card debts. The intrest rate on these is 25-30%, and I would like to obtain a lower intrest rate, as well as establish a non-revolving debt so that I can pay the debts off completely within the next five years. The repayment amount for this loan, if fully funded, will be about the same as what I am currently paying to the six credit cards I want to pay off. I have been able to stay on top of these payments, and consoledating these into a single payment will be much simpler for me to manage. Monthly Payment Balance Intrest Min PMT Payoff Intrest Over Time ANB Citi $50.00 $5,314.85 18.99% 21 years $7,421.00 MBNA $300.00 $6,088.05 25.24% 26 years $12,220.00 Sears $75.00 $1,869.89 29.99% 18 years $3,857.00 Citi $250.00 $6,978.15 29.99% 25 years $16,340.00 Chase Card $50.00 $2,881.82 29.99% 24 years $1,624.00 Capitol One $50.00 $1,070.25 25.90% 11 years $1,685.00 Total $775.00 $24,203.01 I work for a software firm that provides customer interaction solutions to cable and satellite companies. I work on the account of one of the top two clients for my company. My company has reported a profit every quarter for the last year, even through the econmoic downturn, becasue our solutions find ways for our clients to save money while providing a better customer experience for their customers. I have been employed here for 5 and a half years, with over 10 years in the industry.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,174.00	Public Records On File:	0
Revolving Line Utilization:	82.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492725

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492725	$10,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492725. Member loan 492725 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	That's Great News	Debt-to-income ratio:	14.13%
Length of employment:	5 years	Location:	Bristol, CT

Home town:
Current & past employers:	That's Great News
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	59
Revolving Credit Balance:	$9,204.00	Public Records On File:	0
Revolving Line Utilization:	84.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492730

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492730	$8,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492730. Member loan 492730 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	wal-mart	Debt-to-income ratio:	14.55%
Length of employment:	10+ years	Location:	PATASKALA, OH

Home town:
Current & past employers:	wal-mart
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	18	Months Since Last Delinquency:	11
Revolving Credit Balance:	$1,214.00	Public Records On File:	0
Revolving Line Utilization:	8.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492766

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492766	$9,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492766. Member loan 492766 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,458 / month
Current employer:	Community Loans of America	Debt-to-income ratio:	1.55%
Length of employment:	2 years	Location:	Buford, GA

Home town:
Current & past employers:	Community Loans of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > Been an IT developer for 4 years. Getting married in 6 months wanted to pay off my high interest payments and start saving more money. Very reliable. I've had over 800 score for 2 years now. If your an investor I'm a perfect borrower, but I'm sure you've heard that before. I've never been late with a payment and have a well paying secure job. Invest in me with no caution.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,517.00	Public Records On File:	0
Revolving Line Utilization:	57.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492771

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492771	$25,000	18.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492771. Member loan 492771 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,417 / month
Current employer:	Bonel Medical	Debt-to-income ratio:	19.45%
Length of employment:	7 years	Location:	philadelphia, PA

Home town:
Current & past employers:	Bonel Medical
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > I have been working for my company for 8 years, I plan on redoing our bathroom as my wife is having twins. I plan on getting bills down into one payment.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,239.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 492826

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492826	$15,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492826. Member loan 492826 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,879 / month
Current employer:	Civil Service	Debt-to-income ratio:	6.75%
Length of employment:	10+ years	Location:	Perry, GA

Home town:
Current & past employers:	Civil Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > I would like to consolidate my debt to make payments more manageable and do some upgrades on my home.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,919.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 492851

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492851	$16,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492851. Member loan 492851 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Hyatt Hotels	Debt-to-income ratio:	15.17%
Length of employment:	2 years	Location:	Lawrenceburg, KY

Home town:
Current & past employers:	Hyatt Hotels
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > I am interested in this loan for the purposes of debt consolidation. My wife and I have nearly $15,000 in credit card debt related to the birth of our twin boys, Adam and Jack, they're almost two. The debts were spread over 2-3 credit cards and the monthly minimums just arent getting things done. I recently paid off my car, a $284/mo payment, and I want to take the money from that payment and my minimums on the three cards ($190, $147 and $60) to apply to this loan. Borrower added on 03/08/10 > We have insurance but 12 days in the NICU really eats up your benefits. Borrower added on 03/09/10 > Minimum payments are 190 , 150, and 100 - I entered info incorrectly above. Borrower added on 03/15/10 > I should speak to the stability of my employment; i have been employed since the week I turned 16 in the hospitality industry, as has my wife, a stable industry. Repaying this loan would be my TOP priority.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,962.00	Public Records On File:	0
Revolving Line Utilization:	49.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492858

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492858	$9,600	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492858. Member loan 492858 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,053 / month
Current employer:		Debt-to-income ratio:	10.63%
Length of employment:	< 1 year	Location:	Milwaukee, WI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > The interest rate on my Chase credit card was recently raised to almost 30% despite my excellent credit score and payment history. The monthly loan repayment through Lending Club would only be a bit more than the amount I am currently paying Chase monthly but would have me debt free much quicker. My employment contract was just extended through 2010. Borrower added on 03/09/10 > Employment User experience professional employed by Analysts in Motion (AIM) on long term contract (one year or more) with Allstate Insurance. Purpose of Loan Refinance credit card debt at lower interest rate. Loan will be used to pay outstanding balance on Chase credit card and the account then closed. Monthly Expenses I have approximately $3000 remaining each month after taxes and monthly expenses of $3319. Overview of Monthly Expenses Rent $1433 Insurance 324 Car No car payment Utilities 122 Phone/Internet 150 Food 400 Student Loan 280 Credit cards 610 Total $3319 Other information Backup savings in the event of job loss.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,756.00	Public Records On File:	0
Revolving Line Utilization:	85.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 492862

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492862	$10,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492862. Member loan 492862 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,600 / month
Current employer:	safeway inc.	Debt-to-income ratio:	13.39%
Length of employment:	< 1 year	Location:	tacoma, WA

Home town:
Current & past employers:	safeway inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492872

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492872	$18,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492872. Member loan 492872 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,333 / month
Current employer:	The Palladium Group	Debt-to-income ratio:	14.84%
Length of employment:	3 years	Location:	Chicago, IL

Home town:
Current & past employers:	The Palladium Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > Two and a half years ago, at the age of 28. I was hospitalized for a few months during my recovery. After a few weeks back to work, I was laid off as my company, a private home builder hit by the downturn in the housing market. During those few months, that I was in the hospital and then unemployed, I opened a few credit cards to cover medical and basic living expenses. Over the past 2 years, I have found a new more stable job as a consultant and I have been diligently trying to pay down this debt. I would like to try to consolidate the rest of it with this loan. Also a few weeks ago, my boyfriend proposed to me. As an additional cost savings measure, I moved in with him and rented my condo which I own, putting the additional money towards my credit card debt. I would like to put my last two credit cards onto one easy payment. Thank you for your consideration. Borrower added on 03/16/10 > Two and a half years ago, at the age of 28. I was hospitalized for a few months during my recovery. After a few weeks back to work, I was laid off as my company, a private home builder hit by the downturn in the housing market. During those few months, that I was in the hospital and then unemployed, I opened a few credit cards to cover medical and basic living expenses. Over the past 2 years, I have found a new more stable job as a consultant and I have been diligently trying to pay down this debt. I would like to try to consolidate the rest of it with this loan. Also a few weeks ago, my boyfriend proposed to me. As an additional cost savings measure, I moved in with him and rented my condo which I own, putting the additional money towards my credit card debt. I would like to put my last two credit cards onto one easy payment. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,660.00	Public Records On File:	0
Revolving Line Utilization:	60.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492887

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492887	$15,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492887. Member loan 492887 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Gordon Brothers Group	Debt-to-income ratio:	15.28%
Length of employment:	< 1 year	Location:	Westwood, MA

Home town:
Current & past employers:	Gordon Brothers Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > I am the VP of Marketing for a major Private Equity firm in Boston. I have some credit card debt with high interest rates that I wish to consolidate. I wil be using the funds to pay them off.

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,294.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 492896

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492896	$24,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492896. Member loan 492896 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Dominion Enterprises	Debt-to-income ratio:	14.80%
Length of employment:	5 years	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	Dominion Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,211.00	Public Records On File:	0
Revolving Line Utilization:	75.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492914

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492914	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492914. Member loan 492914 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,317 / month
Current employer:	IMA of Colorado	Debt-to-income ratio:	14.78%
Length of employment:	7 years	Location:	AURORA, CO

Home town:
Current & past employers:	IMA of Colorado
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > We own a franchise, and want to purchase two additional existing units. The two additional units gross over $100,000 per year. We require $25,000 for a down payment for owner financing. Thanks!

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,112.00	Public Records On File:	0
Revolving Line Utilization:	63.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492944

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492944	$6,250	16.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492944. Member loan 492944 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,604 / month
Current employer:	Tech for less, LLC	Debt-to-income ratio:	14.65%
Length of employment:	1 year	Location:	Colorado Springs, CO

Home town:
Current & past employers:	Tech for less, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,574.00	Public Records On File:	0
Revolving Line Utilization:	95.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492950

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492950	$21,550	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492950. Member loan 492950 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	country home care	Debt-to-income ratio:	13.82%
Length of employment:	3 years	Location:	BOGATA, TX

Home town:
Current & past employers:	country home care
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/10 > capital one, gm card and discover card Borrower added on 03/16/10 > wanting to pay off credit card debt on capital one card of approximately 10,000.00, gm card of 5500.00 and discover for 6000.00

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	30
Revolving Credit Balance:	$21,233.00	Public Records On File:	0
Revolving Line Utilization:	34.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 492954

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492954	$18,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492954. Member loan 492954 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	international fire equipment	Debt-to-income ratio:	6.24%
Length of employment:	10+ years	Location:	Round Lake , IL

Home town:
Current & past employers:	international fire equipment
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > Investors: I am applying for this loan to consolidate all of the credit cards I have to my name to finally free myself of the credit card crunch I have been in since I left home at 17. I am married and have been for almost 12 years now and have 2 children who I would like to give things that I have never had including an education. I have unfortunately been slammed by high intrest rates as of late, of course the companies have no explaination and seeing I have not been late or missed a payment, I see no end in sight. This loan will pay off all of my credit card debt and what is left of my wifes debt freeing us and allowing us to finally be without debt completely other than our house. I currently pay over 800 dollars to all of this debt, since I do not pay the minimums, the 600ish payment will be rather easy to pay, I will put the extra towards this loan since I am used to paying 800 it will help pay it down a bit quicker. Most of this debt was accumulated last year when our 12 plus year old appliances seemed to go bad one after another (between my Home Depot 27.99% and Lowes 26.99% cards), the rest is well to be honest I couldn't tell you since I had well over 30k about 4 years ago, balance transfer here and there for lower rates etc.... this debt is spred over 5 other cards, the other 6 listed as open, I will be looking into and closing since I do not use them. I pay 600 a month to our childrens education (Catholic School) which is paid off, this 600 ends up going towards next years tuition into savings, this is very important to my wife and I so I do not sway from this. I have 1500.00 payment to our mortgage and currently pay our propert taxes are 7800.00 a year and of course going up, this is paid direct we do not have an escrow account, I put money into our savings account automatically every month for this. I work for my wifes parents and the company pays for my car, insurance, repairs, and gas. Our utilities, cable, internet, association fees and food run about 1000.00ish a month. My wife and I are currently on a cash only purchase program, if we do not have it we do not buy it. We do have a savings account that we are adding 10% a month even with the debt, we now save for things we need instead of using credit cards. My wife and I are very responsible and have worked very hard to eliminate our credit card debt the old fashion way, owning up to it, budgeting and sacrificing our wants. We are very serious about being out of debt so we can invest in our kids future as well as our own. Your help is greatly appreciated and will not only benefit me, it also helps my entire family. Thank you for this in advance!!!!!

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	82
Revolving Credit Balance:	$14,838.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492959

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492959	$12,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492959. Member loan 492959 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Kensium	Debt-to-income ratio:	15.42%
Length of employment:	5 years	Location:	Bartlett, IL

Home town:
Current & past employers:	Kensium
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > Looking to take the cash I currently spend in paying minumums on CC that jumped in APR and payoff in less time. Borrower added on 03/13/10 > follow up to USMC-RETIRED-INVESTOR questions. I have other credit that is at a more favorable rate then what is being offered by Lending Club. So I currently am only looking to Consolidate the one CC in which the rate jumped recently.

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	52
Revolving Credit Balance:	$46,055.00	Public Records On File:	0
Revolving Line Utilization:	85.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492961

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492961	$15,000	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492961. Member loan 492961 was requested on March 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	athena diagnostics	Debt-to-income ratio:	9.34%
Length of employment:	1 year	Location:	WALLED LAKE, MI

Home town:
Current & past employers:	athena diagnostics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1981	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	37	Months Since Last Delinquency:	6
Revolving Credit Balance:	$35,600.00	Public Records On File:	1
Revolving Line Utilization:	96.70%	Months Since Last Record:	80
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493088

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493088	$6,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493088. Member loan 493088 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	Mpp Ridgway	Debt-to-income ratio:	20.71%
Length of employment:	2 years	Location:	RIDGWAY, PA

Home town:
Current & past employers:	Mpp Ridgway
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	31
Revolving Credit Balance:	$454.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493093

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493093	$18,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493093. Member loan 493093 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,897 / month
Current employer:	US Army	Debt-to-income ratio:	15.61%
Length of employment:	8 years	Location:	Jupiter, FL

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > A higher enlisted military member. Have over 4 years left on my current contract. Currently Making $4,000/month after rent/utilities. No trouble making my current payments, want the loan simply to cosildate the payments and make it easier on myself and lower my interest rates.

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	15
Revolving Credit Balance:	$9,539.00	Public Records On File:	0
Revolving Line Utilization:	55.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493113

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493113	$5,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493113. Member loan 493113 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,310 / month
Current employer:		Debt-to-income ratio:	21.23%
Length of employment:	n/a	Location:	brooklyn, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	66
Revolving Credit Balance:	$10,162.00	Public Records On File:	0
Revolving Line Utilization:	32.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493116

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493116	$10,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493116. Member loan 493116 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:		Debt-to-income ratio:	8.42%
Length of employment:	5 years	Location:	Lebanon, CT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > Would like to purchase 2 bedroom rental property. I am in construction/remodeling. I have owned my business for five years and would like to get into rental properties with my wife who is a property manager for over 700 apartments and holds her real estate license as well. I would like to use this money to get things moving a little faster and more smoothly. Thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,410.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493124

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493124	$15,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493124. Member loan 493124 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,750 / month
Current employer:	Santa Clara County	Debt-to-income ratio:	21.17%
Length of employment:	10+ years	Location:	San Jose, CA

Home town:
Current & past employers:	Santa Clara County
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$167,961.00	Public Records On File:	0
Revolving Line Utilization:	68.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 493131

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493131	$15,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493131. Member loan 493131 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,333 / month
Current employer:	SMBC Banking Corporation	Debt-to-income ratio:	10.70%
Length of employment:	3 years	Location:	New York, NY

Home town:
Current & past employers:	SMBC Banking Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	31
Revolving Credit Balance:	$13,838.00	Public Records On File:	0
Revolving Line Utilization:	93.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493132

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493132	$15,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493132. Member loan 493132 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	Southwire Company	Debt-to-income ratio:	12.64%
Length of employment:	7 years	Location:	Carrollton, GA

Home town:
Current & past employers:	Southwire Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > need to payoff higher interest rate loans and credit card Borrower added on 03/10/10 > I work for Southwire Company. They make a wide variety of electrical wire from wire used in residential and commercial buildings to wire that carries electricity from pole to pole. I am a computer programmer here an work on the team that is in charge of the computer systems that are used to ship production to customers. I am getting this loan to consolidate debts. Here is a list of debt to be paid off with the loan: ( type of debt / balance / interest rate / status) Personal loan / 7,516.71 / 27.9 / paid off Credit card / 3,905.84 / 18.99 / paid off Personal loan / 1968.72 / 18 / paid off Credit card / 3838.24 / 9 / paid off ??? I was able to have interest reduced but it will go up Credit card / 3401.78 / not paid off ??? I was able to have interest reduced but it will go up I have taken a class at my church name Financial Peace University by Dave Ramsey. It teaches you about how to deal with money and get out of debit. I am trying to get my monthly debt payment lowered but will make extra payments to get out of debt faster. I currently have a part-time job to attack the debt. I have a 401K that I can cash in to payoff the debt but would prefer not to use it. But if I had to I would cash it in should I run into problems paying. Borrower added on 03/10/10 > I work for Southwire Company. They make a wide variety of electrical wire from wire used in residential and commercial buildings to wire that carries electricity from pole to pole. I am a computer programmer here an work on the team that is in charge of the computer systems that are used to ship production to customers. I am getting this loan to consolidate debts. Here is a list of debt to be paid off with the loan: ( type of debt / balance / interest rate / status) Personal loan / 7,516.71 / 27.9 / paid off Credit card / 3,905.84 / 18.99 / paid off Personal loan / 1968.72 / 18 / paid off Credit card / 3838.24 / 9 / paid off ??? I was able to have interest reduced but it will go up Credit card / 3401.78 / not paid off ??? I was able to have interest reduced but it will go up I have taken a class at my church name Financial Peace University by Dave Ramsey. It teaches you about how to deal with money and get out of debit. I am trying to get my monthly debt payment lowered but will make extra payments to get out of debt faster. I currently have a part-time job to attack the debt. I have a 401K that I can cash in to payoff the debt but would prefer not to use it. But if I had to I would cash it in should I run into problems paying.

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	77
Revolving Credit Balance:	$12,947.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493169

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493169	$18,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493169. Member loan 493169 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,055 / month
Current employer:	McNair Law Firm P.A.	Debt-to-income ratio:	19.64%
Length of employment:	4 years	Location:	LITTLE MOUNTAIN, SC

Home town:
Current & past employers:	McNair Law Firm P.A.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > Employed by McNair Law Firm, P.A. as an IT Specialist. The purpose of this loan is to consolidate credit card debt. No other debts except car. Monthly expenses Own home - No mortgage or rent. Car - $257.00 month Gas - $150.00 month Insurance $125.00 (Car and home) Electricity $200.00 month Phone - $40.00 month Internet - $79 month Food - $200.00 month No dependents

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,416.00	Public Records On File:	0
Revolving Line Utilization:	51.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493190

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493190	$20,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493190. Member loan 493190 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,358 / month
Current employer:	Marquette University	Debt-to-income ratio:	17.77%
Length of employment:	8 years	Location:	Vernon Hills, IL

Home town:
Current & past employers:	Marquette University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > Debt Consolidation No late for any payments so far Monthly budget: $8,000 including mortgage Also, I have Annuity $3,100/month from State of Illinois I have a tenure, so, I can work untill I want

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$172,716.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 493201

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493201	$14,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493201. Member loan 493201 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,542 / month
Current employer:	Deloitte	Debt-to-income ratio:	2.64%
Length of employment:	2 years	Location:	Broomall, PA

Home town:
Current & past employers:	Deloitte
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/10 > Auto loan to buy the car of my dreams - i have excellent credit

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,097.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493229

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493229	$10,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493229. Member loan 493229 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Commonwealth of Pennsylvania	Debt-to-income ratio:	8.37%
Length of employment:	10+ years	Location:	Collegeville, PA

Home town:
Current & past employers:	Commonwealth of Pennsylvania
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1982	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,917.00	Public Records On File:	1
Revolving Line Utilization:	52.20%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 493244

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493244	$20,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493244. Member loan 493244 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$23,333 / month
Current employer:	Roubini Global Economics LLC	Debt-to-income ratio:	6.00%
Length of employment:	3 years	Location:	New Jersey, NJ

Home town:
Current & past employers:	Roubini Global Economics LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > Funds required for small Home Improvement project. I am the Chief Financial Officer of a global Macro-Economic research firm that has never been out of employment throughout my career. I have a very low debt to equity basis on a monthly basis and can easily afford the monthly payments on a loan of this size.

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,992.00	Public Records On File:	0
Revolving Line Utilization:	15.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493259

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493259	$11,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493259. Member loan 493259 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,177 / month
Current employer:	Public Service Credit Union	Debt-to-income ratio:	11.61%
Length of employment:	1 year	Location:	Denver, CO

Home town:
Current & past employers:	Public Service Credit Union
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,770.00	Public Records On File:	0
Revolving Line Utilization:	23.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493264	$22,750	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493264. Member loan 493264 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:		Debt-to-income ratio:	16.66%
Length of employment:	n/a	Location:	Maryland Heights, MO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1971	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,754.00	Public Records On File:	0
Revolving Line Utilization:	13.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 493293

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493293	$6,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493293. Member loan 493293 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	Boehringer Ingelheim	Debt-to-income ratio:	19.53%
Length of employment:	3 years	Location:	Chester, VA

Home town:
Current & past employers:	Boehringer Ingelheim
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > I work in the pharma business in quality. I am originally from Chicago. I plan to pay a credit card with the loan. The loan has a better rate. Thank you for your interest!

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	64	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,316.00	Public Records On File:	0
Revolving Line Utilization:	24.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493334

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493334	$4,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493334. Member loan 493334 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	BDO Binder	Debt-to-income ratio:	15.47%
Length of employment:	4 years	Location:	Cambria Heights, NY

Home town:
Current & past employers:	BDO Binder
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > Credit card consolidation

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	62
Revolving Credit Balance:	$13,900.00	Public Records On File:	0
Revolving Line Utilization:	66.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493351

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493351	$16,000	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493351. Member loan 493351 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	West Covina School District	Debt-to-income ratio:	1.34%
Length of employment:	10+ years	Location:	Pomona, CA

Home town:
Current & past employers:	West Covina School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > Thank you! My family appreciates your consideration. Borrower added on 03/10/10 > Thank you! Borrower added on 03/10/10 > Thank you

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	52
Revolving Credit Balance:	$3,694.00	Public Records On File:	0
Revolving Line Utilization:	64.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 493383

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493383	$14,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493383. Member loan 493383 was requested on March 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	LNH Corp.	Debt-to-income ratio:	10.12%
Length of employment:	4 years	Location:	flushing, NY

Home town:
Current & past employers:	LNH Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,063.00	Public Records On File:	0
Revolving Line Utilization:	3.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493393

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493393	$24,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493393. Member loan 493393 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$26,667 / month
Current employer:	Phoenix American	Debt-to-income ratio:	4.32%
Length of employment:	10+ years	Location:	san rafael, CA

Home town:
Current & past employers:	Phoenix American
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > This loan is to clear out some credit cards that graciously cut my available credit. Despite the fact, I was using only 50 % avail. credit and my fico was 720 plus. My guess is they want to reduce exposure with the new credit laws becoming effective last Feb. I have been at the same position for 10 plus years in an executive position. I am loyal to almost to a fault and will never forget a friend. I appreciate your consideration.

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	8
Revolving Credit Balance:	$3,469.00	Public Records On File:	0
Revolving Line Utilization:	8.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493412

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493412	$11,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493412. Member loan 493412 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Twin Cedars Youth Services, Inc	Debt-to-income ratio:	18.53%
Length of employment:	8 years	Location:	Peachtree City, GA

Home town:
Current & past employers:	Twin Cedars Youth Services, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1984	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	71	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,833.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 493443

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493443	$10,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493443. Member loan 493443 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	self	Debt-to-income ratio:	8.50%
Length of employment:	10+ years	Location:	SIMI VALLEY, CA

Home town:
Current & past employers:	self
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	20
Revolving Credit Balance:	$5,864.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493457

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493457	$24,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493457. Member loan 493457 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,000 / month
Current employer:	Trinity Group Construction	Debt-to-income ratio:	23.07%
Length of employment:	6 years	Location:	Ashburn, VA

Home town:
Current & past employers:	Trinity Group Construction
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	74
Revolving Credit Balance:	$162,380.00	Public Records On File:	0
Revolving Line Utilization:	66.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493460

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493460	$10,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493460. Member loan 493460 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Lloyd Christian Legal Systems Inc	Debt-to-income ratio:	4.04%
Length of employment:	1 year	Location:	Dallas, TX

Home town:
Current & past employers:	Lloyd Christian Legal Systems Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > As a retired veteran, I have been thankfully blessed by God to have partnered with skilled individuals to work with in my new business venture. We have utilized most of our resources and are positioned to revolutionize the legal industry with our business model. We are looking for a bridge loan to assist us until our SBA funding comes through Borrower added on 03/12/10 > What makes me a good borrower... is my background of paying my bills on time and maintaining a small amount of debt overall.

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	26
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493461

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493461	$13,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493461. Member loan 493461 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	Meetlocalbiz.com	Debt-to-income ratio:	20.62%
Length of employment:	< 1 year	Location:	Towson, MD

Home town:
Current & past employers:	Meetlocalbiz.com
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > My credit card changed my terms of service and increased my interest rate to 30%. This increase was not based on my performance, but they decided to increase it anyway. I have never missed a payment and I usually pay over minimum. I plan on using this loan to pay off the balance and take advantage of the loan's lower interest rate. I am a full-time videographer for a small business organization that provides workshops, training, and networking events for local business owners. We use video to give business owners an online presence and give them better exposure to potential customers.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,992.00	Public Records On File:	0
Revolving Line Utilization:	51.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493468

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493468	$12,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493468. Member loan 493468 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Pohanka Automotive Group	Debt-to-income ratio:	22.29%
Length of employment:	6 years	Location:	Springfield, VA

Home town:
Current & past employers:	Pohanka Automotive Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > Paying off Credit cards and Some advance Wedding expenses, Will have loan paid back in one year. Borrower added on 03/15/10 > Come on investors, lets hit this mark.

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,511.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493498

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493498	$10,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493498. Member loan 493498 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:		Debt-to-income ratio:	8.97%
Length of employment:	9 years	Location:	Long Valley, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,158.00	Public Records On File:	0
Revolving Line Utilization:	46.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 493508

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493508	$24,250	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493508. Member loan 493508 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,600 / month
Current employer:	K and F Partners LLC	Debt-to-income ratio:	13.19%
Length of employment:	< 1 year	Location:	TAKOMA PARK, MD

Home town:
Current & past employers:	K and F Partners LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > I have a large amount of credit card debt, and for the past few years I've paying more than the minimum payment each month to pay it down. I never made a late payment or missed a payment. Now the CC company has jacked up my rates, so even though I am paying the same amount each month as I was before, now it's just the minimum payment. Basically, they said "if this guy can pay $X every month, let's hike his interest so we get more and he can't pay down principle." My response - enough is enough. I'd rather smart investors like Lending Club members get my interest money than keep sending it to a credit card company that treats me this way! Please help me free myself from these companies. Thanks. Borrower added on 03/12/10 > FYI: We do rent the home we live in, but we also have a mortgage on a home that we rent to tenants. The rent we pay and the rent we earn are about the same. We moved to get into a better school district and a county with lower taxes.

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,558.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493522

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493522	$7,000	20.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493522. Member loan 493522 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	shuniaa inc	Debt-to-income ratio:	5.59%
Length of employment:	2 years	Location:	nevada city, CA

Home town:
Current & past employers:	shuniaa inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2007	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,691.00	Public Records On File:	0
Revolving Line Utilization:	99.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493543

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493543	$13,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493543. Member loan 493543 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	at&t	Debt-to-income ratio:	15.14%
Length of employment:	2 years	Location:	national city, CA

Home town:
Current & past employers:	at&t
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > I pay all my bills on time I never been late.I am also working for a great company that is stable and have job security the name of the company is at&t, What I am trying to do is consolidation 3 credit cards and 1 personal loan all in 1 payment and reduce my apr. I know the term is for 3 years but I plan on paying it in 24-26 months. I know13000 dollars is a lot of money to loan especially unsecure i will make sure you get your money back. Because I don't want to ruin my credit and plan to own a home in the future. Borrower added on 03/11/10 > I am a retail sales consultant been with the company 2yrs and 5 months. I provide the cusrtomer with the best solution with there cell phones, home phone, internet, and at&t uverse which is cable T.V with at&t. Dependind because I have 3 cc 1. $1879/ 2. $1989/ 3.$1998 and 1 loan at $7000 the apr on all 3 avg is 24% thats why I hope, I can get $13000 that way Ican pay all 4 debts in 1. these are my monthly expenses 1) loan $212 2)rent $200 3) food $300 4) 24hr fitness membership $18 5)capital one $50-$250 6)chase $50-$250 7) bank of america $50-$250 8) macys $25-$100 9) insurance $65 10) car I own Borrower added on 03/11/10 > I am a retail sales consultant been. I provide the cusrtomer with the best solution with there cell phones, home phone, internet, and at&t uverse which is cable T.V with at&t. Dependind because I have 3 cc 1. $1879/ 2. $1989/ 3.$1998 and 1 loan at $7000 the apr on all 3 avg is 24% thats why I hope, I can get $13000 that way Ican pay all 4 debts in 1. these are my monthly expenses 1) loan $212 2)rent $200 3) food $300 4) 24hr fitness membership $18 5)capital one $50-$250 6)chase $50-$250 7) bank of america $50-$250 8) macys $25-$100 9) insurance $65 10) car I own

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,906.00	Public Records On File:	0
Revolving Line Utilization:	56.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493562

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493562	$2,500	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493562. Member loan 493562 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	UNITED STATES NAVY	Debt-to-income ratio:	16.29%
Length of employment:	10+ years	Location:	Sherman Oaks, CA

Home town:
Current & past employers:	UNITED STATES NAVY
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > Go Navy! Borrower added on 03/10/10 > Thank you

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,400.00	Public Records On File:	0
Revolving Line Utilization:	66.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493576

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493576	$20,000	17.93%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493576. Member loan 493576 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,417 / month
Current employer:	Sasaki Associates Inc.	Debt-to-income ratio:	3.91%
Length of employment:	10+ years	Location:	BOSTON, MA

Home town:
Current & past employers:	Sasaki Associates Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > Home improvements to my $700,000 condo including kitchen upgrade and bathrooms.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	23	Months Since Last Delinquency:	4
Revolving Credit Balance:	$185.00	Public Records On File:	0
Revolving Line Utilization:	18.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493583

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493583	$20,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493583. Member loan 493583 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$20,000 / month
Current employer:		Debt-to-income ratio:	9.77%
Length of employment:	10+ years	Location:	Mission Viejo, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > As I review other profiles of individuals looking to secure funding, I see that lenders are asking about income, and work experience. So that you do not have to waste your time asking, I own my own law firm. I gross about 20,000 per month, which is then turned around to pay office expenses and employee costs. I am looking to expand my firm to another location, and would like to consolidate the higher interest payments that I have. With the economy how it is, and banks tightening up on their practices, my lines of credit rates have been raised, and limits decreased, through no fault of my own.

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1977	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	36	Months Since Last Delinquency:	7
Revolving Credit Balance:	$37,527.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493602

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493602	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493602. Member loan 493602 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:		Debt-to-income ratio:	21.40%
Length of employment:	1 year	Location:	Palm Coast, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > We enjoy being involved in a business that helps save lifes. We sell used endoscopic equipment used by Doctor's here in the United States and also Overseas. Ordinarily are prices are set to yield a specific amount of profit, however there are occasions when we can obtain a scope for a few hundred dollars, sell it to a doctor for a few thousand, and it still is less than half the price the Doctor would ordinarily pay. We currently have missed several opportunities to purchase larger inventories, and want the working investment capital so as not to miss the next opportunities. We have been involved in this business collectively for several years and see no problem whatsoever paying the loan back on time. If you have any questions, please feel free to email. We are so busy with our business, we will do our best to answer questions on a daily basis, so please don't hesitate to email. Thank you all in advance for the support of a good cause.

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,280.00	Public Records On File:	0
Revolving Line Utilization:	40.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 493633

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493633	$16,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493633. Member loan 493633 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Frito Lay	Debt-to-income ratio:	13.98%
Length of employment:	4 years	Location:	Fayette, AK

Home town:
Current & past employers:	Frito Lay
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > I want to buy a laser engraver for my small business. These machines are very expensive and with my husband being a successful graphic artist, I have no doubt that this is would be a great investment for us. So we want to take advantage of a great opportunity to grow our business even more. We are cautious individuals that have full-time jobs also. We could put the investment on a credit card, but we believe not only is that stupid, but just plain irresponsible...

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,339.00	Public Records On File:	0
Revolving Line Utilization:	59.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 493662

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493662	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493662. Member loan 493662 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Lockheed Martin	Debt-to-income ratio:	8.44%
Length of employment:	5 years	Location:	Delanco, NJ

Home town:
Current & past employers:	Lockheed Martin
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > My wife and I are looking to purchase an ice cream business. We have prior experience running this type of store. We need a loan for start-up costs.

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493666

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493666	$5,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493666. Member loan 493666 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	W.E. Bowers	Debt-to-income ratio:	1.94%
Length of employment:	1 year	Location:	Washington, DC

Home town:
Current & past employers:	W.E. Bowers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > Hello, I have named my fund My Son after my two year old who is my greatest motivation towards a better future. To start off I would like to pay off the remaining balance on my credit card and then move into a larger apartment for him to grow up in. It was my father who taught me the importance of paying a loan off when he co-signed for me when I went to purchase a new motorcycle four years ago. I paid it off in two years with no late payments and also without any speeding tickets! I remember paying it off on half of what I am currently earning through the Steamfitters Local 602 Apprenticeship Program located in Washington, DC. It is required through a contract that we work a minumum of 2000 hours a year and a minimum of 10000 hours total through our five years of training. They have done a great job of keeping me employed even through this down economy. Thanks.

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,689.00	Public Records On File:	0
Revolving Line Utilization:	51.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493667

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493667	$2,500	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493667. Member loan 493667 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Concrete Construction Corporation	Debt-to-income ratio:	10.36%
Length of employment:	1 year	Location:	La Mirada, CA

Home town:
Current & past employers:	Concrete Construction Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > I live in a house built in 1955 with all original appliances and no dishwasher. I'm looking to replace the old appliances and add a dishwasher.

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2007	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	15
Revolving Credit Balance:	$417.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493703

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493703	$4,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493703. Member loan 493703 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,067 / month
Current employer:	Franchise Tax Board	Debt-to-income ratio:	8.73%
Length of employment:	10+ years	Location:	ROSEVILLE, CA

Home town:
Current & past employers:	Franchise Tax Board
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > I have worked with the State of California for 27 years. Currently I am a Personnel Specialist. I plan on consolidating the following bills: Visa, Target, Walmart, JC Penney`s and 2008 taxes.

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	69
Revolving Credit Balance:	$3,000.00	Public Records On File:	0
Revolving Line Utilization:	53.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 493713

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493713	$11,200	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493713. Member loan 493713 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	It Works Marketing	Debt-to-income ratio:	16.97%
Length of employment:	2 years	Location:	Kentwood, MI

Home town:
Current & past employers:	It Works Marketing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/10 > This loan will be used to consolidate debt from two credit cards and a current lending club loan. We have never been late or missed a payment of any kind on any loan--ever. Please refer to our current Lending Club loan for our payment history. My employment history is very stable with a rapidly growing company. We would like to consolidate our current Lending Club loan with our credit card debt to get down to just one payment each month. Please email us with any questions. Thanks! Borrower added on 03/12/10 > I would like to point out that the information on my credit summary is slightly outdated. Lending Club is displaying my credit utilization at roughly 94%. In reality, because of recent payments and an automated limit increase on my AMEX, it is actually much lower. Here are the current balances on each of our three cards along with their limits. Amex - $2900 / $3000 Capital One - $1700 / $2000 Citi - $1200 / $6000 Total: $5800 / $11000 = 52.7% I'm not sure if this makes much of a difference to the investors, but I wanted you to have the most up to date information. Thanks!

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,729.00	Public Records On File:	0
Revolving Line Utilization:	94.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493721

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493721	$2,000	6.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493721. Member loan 493721 was requested on March 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	audabon youth dev center	Debt-to-income ratio:	6.29%
Length of employment:	5 years	Location:	louisville, KY

Home town:
Current & past employers:	audabon youth dev center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	62
Revolving Credit Balance:	$731.00	Public Records On File:	0
Revolving Line Utilization:	7.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 493727

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493727	$2,500	6.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493727. Member loan 493727 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	kraft foods	Debt-to-income ratio:	7.05%
Length of employment:	10+ years	Location:	LOVELAND, CO

Home town:
Current & past employers:	kraft foods
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,629.00	Public Records On File:	0
Revolving Line Utilization:	11.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493752

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493752	$10,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493752. Member loan 493752 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	kramers auto servise	Debt-to-income ratio:	15.26%
Length of employment:	2 years	Location:	PERKASIE, PA

Home town:
Current & past employers:	kramers auto servise
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	17
Revolving Credit Balance:	$13,071.00	Public Records On File:	0
Revolving Line Utilization:	50.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493793

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493793	$9,600	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493793. Member loan 493793 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	maxwell and morgan	Debt-to-income ratio:	8.80%
Length of employment:	3 years	Location:	queen creek, AZ

Home town:
Current & past employers:	maxwell and morgan
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,608.00	Public Records On File:	0
Revolving Line Utilization:	5.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493816

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493816	$10,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493816. Member loan 493816 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,525 / month
Current employer:	Comprehensive Logistics	Debt-to-income ratio:	9.51%
Length of employment:	8 years	Location:	warren, OH

Home town:
Current & past employers:	Comprehensive Logistics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > My wife and I have had a rough couple of years paying for college for 1 son and attempting to save for another. My wife lost her job about 3 years ago in the mortgage industry as an underwriter. She has finally accepted a position that will in time get her back to her salary level she worked for. We were forced to pay for tuition with credit cards and to be honest we have been paying for that mistake every month. We appreciate the consideration given during this process. We have good but not perfect credit but are diligent in our payment history. We hope that our efforts will be rewarded with the loan amount that we are requesting. Thank you.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	55
Revolving Credit Balance:	$16,026.00	Public Records On File:	1
Revolving Line Utilization:	47.30%	Months Since Last Record:	29
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493821

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493821	$15,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493821. Member loan 493821 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Einstein bros bagels	Debt-to-income ratio:	21.07%
Length of employment:	4 years	Location:	HOUSTON, TX

Home town:
Current & past employers:	Einstein bros bagels
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > I have a solid payment history with all my credit cards and want to get more control of my financial situation with one payment that will allow me to pay off my debt within a certain time frame

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1987	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,052.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 493828

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493828	$23,000	17.56%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493828. Member loan 493828 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,917 / month
Current employer:		Debt-to-income ratio:	16.46%
Length of employment:	3 years	Location:	Eagan, MN

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > There are 2 facets to this loan. Both generate extra income. They are as follows: 1) $10,000.00 for a good used truck & trailer. I am a licensed general contractor and provide hail and wind restoration to homes by replacing roofing and siding to storm affected homes. When the old aluminum siding is removed from homes I presently have someone haul it away for recycling and we split the profit 50-50. Taking into consideration the slower snowy months, my company resides on average, 2 houses a week. The average aluminum refund is a total of $275.00 per house which comes to $2,200.00 monthly which I presently receive 50% of. By having my own truck & trailer to haul the aluminum away I will get to keep all of that profit. These monies will be used to make my monthly loan payments, so paying off this loan will be no problem at all. 2) $12,000.00 for apartment remodel. In the lower level of my home I have a 24??? x 12??? bedroom which has a private keyed entry, a bathroom which needs to be gutted and redone, a laundry room and a storage room which I plan on turning into a kitchen, so I???ll have a full apartment to rent. I already have a tenant set to move in June 1st paying $565.00 monthly. (The reason my numbers only add up to $22k is because I???m taking into account the upfront fee Lending Club is going to charge me.) I hope to one day soon join you as a fellow lender on Lending Club. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1986	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	9
Revolving Credit Balance:	$19,410.00	Public Records On File:	0
Revolving Line Utilization:	46.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493835	$5,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493835. Member loan 493835 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,936 / month
Current employer:	American Health Care Association	Debt-to-income ratio:	10.47%
Length of employment:	9 years	Location:	Washington, DC

Home town:
Current & past employers:	American Health Care Association
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,241.00	Public Records On File:	0
Revolving Line Utilization:	88.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493840

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493840	$24,250	18.30%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493840. Member loan 493840 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Patzik Frank & Samotny	Debt-to-income ratio:	15.41%
Length of employment:	< 1 year	Location:	Chicago, IL

Home town:
Current & past employers:	Patzik Frank & Samotny
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > Punctuality is the soul of business - and I have always been, and always will be, punctual. Borrower added on 03/11/10 > I am a legal assistant with a mid-sized law firm in Chicago. Before my present employer, I held a lateral position in Washington DC. While I am able to cover my payments for medical/credit card debts (ranging from 2-10K, apr 16-32%), the number of payments on various due dates, not to mention the interest rate, is overwhelming. I am working hard to be out of debt in 36 months and know it is possible with assistance. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,178.00	Public Records On File:	0
Revolving Line Utilization:	52.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 493850

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493850	$21,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493850. Member loan 493850 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	CUHSD	Debt-to-income ratio:	15.09%
Length of employment:	10+ years	Location:	San Jose, CA

Home town:
Current & past employers:	CUHSD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > Consolidate credit card debt at a lower rate. Borrower added on 03/12/10 > I incurred this debt as the result of a recent divorce. The legal fees, moving expenses, finding a new home, etc. have been a nightmare and I would like to get this loan to help me put my life back together. I am usually financially responsible. I have a good, secure job as an educator that I enjoy very much. My goal is to get out of debt within the next 3-4 years and use credit cards only for unexpected and emergency situations. Borrower added on 03/12/10 > I incurred this debt as the result of a recent divorce. The legal fees, moving expenses, finding a new home, etc. have been a nightmare and i would like this loan to help me get back on my feet.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,120.00	Public Records On File:	0
Revolving Line Utilization:	91.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 493887

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493887	$8,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493887. Member loan 493887 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	government	Debt-to-income ratio:	14.18%
Length of employment:	10+ years	Location:	columbia, SC

Home town:
Current & past employers:	government
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > Wanting to add to our family. Lost a baby girl and want to do invitro to get a female. Worked out all the financial aspects and can totally afford this loan. Please help!

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	22	Months Since Last Delinquency:	8
Revolving Credit Balance:	$5,222.00	Public Records On File:	1
Revolving Line Utilization:	36.00%	Months Since Last Record:	69
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 493897

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493897	$17,500	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493897. Member loan 493897 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,106 / month
Current employer:	Toshiba American Medical Systems	Debt-to-income ratio:	23.19%
Length of employment:	10+ years	Location:	Garden Grove, CA

Home town:
Current & past employers:	Toshiba American Medical Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > Last year when the major banks and Wall Street needed the bail out, my credit score was in the upper 700's and the interest rate on my then, Washington Mutual credit cards was around 9%. I have always paid on time and more than the minimum payment. After the bail out and Chase's purchase of my bank, they reduced my available credit and hiked up my interest rate to 29.9%, yet nothing has changed in my finances, my budget or my behavior. I have an excellent payment history. I will use the funds to pay off the Chase cards, revive my credit score and get back on track. I am hoping to purchase a home for myself, my fianc?? and my 2 young daughters (6 & 9) in the near future. I have worked for Toshiba for 10 plus years and am a senior with the company, in a very secure position. I currently rent from a long time friend for $600. per month and have no car payment and live with in my means. Where I used to have nearly $1000.00 a month to dedicate to my savings and future, I now send a majority of that to Chase for interest and payments. I am dedicated to paying off my debt and creating a secure future for my family and myself.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,274.00	Public Records On File:	0
Revolving Line Utilization:	78.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493917

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493917	$16,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493917. Member loan 493917 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,417 / month
Current employer:	Hawthorn Bank	Debt-to-income ratio:	11.95%
Length of employment:	8 years	Location:	Belton, MO

Home town:
Current & past employers:	Hawthorn Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	69	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,064.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 493922

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493922	$10,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493922. Member loan 493922 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Trinity Clinic	Debt-to-income ratio:	2.71%
Length of employment:	2 years	Location:	gladewater, TX

Home town:
Current & past employers:	Trinity Clinic
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,250.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493940

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493940	$14,500	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493940. Member loan 493940 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Advanced Marketing Strategies	Debt-to-income ratio:	0.25%
Length of employment:	10+ years	Location:	San Diego, CA

Home town:
Current & past employers:	Advanced Marketing Strategies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > Solid investment here! My wife and I both work full time (she is a Registered Nurse), and we can easily pay back this loan! After shopping around for the best deals, we are moving ahead with the renovation of our 1970's-era kitchen. Pictures available on request! Borrower added on 03/12/10 > Regarding our finances: We currently have: $15,900 in long term mutual fund $15,000 in a reserve savings account at an online bank $2,000 in our bank savings account and about $10,000 in checking currently. I also have about 80K+ in a 401K Our total kitchen renovations will cost us about $21,000 - $23,000.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$208.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493943

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493943	$10,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493943. Member loan 493943 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Just Right Carpet	Debt-to-income ratio:	5.85%
Length of employment:	3 years	Location:	MIDDLE VILLAGE, NY

Home town:
Current & past employers:	Just Right Carpet
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > Most of this loan will be to pay off all my debts to zero and some to start preparing to start my own flooring business.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,371.00	Public Records On File:	0
Revolving Line Utilization:	80.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493949

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493949	$7,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493949. Member loan 493949 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	AtriCure, Inc.	Debt-to-income ratio:	13.02%
Length of employment:	< 1 year	Location:	Mason, OH

Home town:
Current & past employers:	AtriCure, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > My loan will be used for consolidating my credit card bills, I have a full-time employment at AtriCure, Inc.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	7
Revolving Credit Balance:	$1,106.00	Public Records On File:	0
Revolving Line Utilization:	4.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 493960

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493960	$15,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493960. Member loan 493960 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	Sanger & Eby	Debt-to-income ratio:	11.50%
Length of employment:	3 years	Location:	cincinnati, OH

Home town:
Current & past employers:	Sanger & Eby
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > I plan to use the funds to pay off our families existing credit card debt at a lower rate than the credit cards I currently use (which is more around 23% interest). Financially 10% interest savings is a big savings and just makes sense. My wife and I's monthly budgeted income after taxes is approximately 5,100 (my income being about 3,100 of it). She currently pays the mortgage and our goal is to pay down the credit cards so we can look to having kids. We recently purchased a home and added a bathroom to the house (9 month process) in order to plan for a family. It cost more than we anticipated. We plan on paying this debt accumulated during this time down as soon as possible in order to create some financial freedom and in order to create a better environment for our future children. My job is as a sr. software developer at a company I've been a part of for over 3.5 years. My company is actually doing very well and is expanding our company and group by several employees this spring. I have been tapped as a possible supervisor for this new group we are creating so I might be in line for a promotion down the line. What makes me a good borrower? I always pay back what I owe. Several years ago as i graduated college, I had racked up over $35k in credit card debt and was laid off. I could have declared bankruptcy but didn't want the ding on my credit. In less than 3 years, I had paid it down to $5k by just saving my money and being better on what I spent it on. I am not sure if to include my wifes or not so here is the details of both Monthly budget: Mortgage: $960 (my wife currently pays this as I am responsible for all other bills , food, gas etc) Electric/gas: aprox. $270 (wife pays) Gas for work:$200 Food+misc. household items: $350 Car Insurance: $135 Water Bill: Aproximately $60 Phone: $100 (its actually $180 but my brother in law covers $80 on a family plan every month) Cable/Internet/Lan Line: $150 School Loans: $144 Associated Bank loan: $100 Balance on a set of couches bought at xmas on store card: $100 until balance is paid ($1800 is left, no interest until 2011) Borrower added on 03/16/10 > Explanation of Delinquency: I attempted about 5 years ago to get into the rental house business. Unfortunately, I picked the worst timing to do so. I overpaid for the duplex, couldn't get it rented, and was unable to sell it back and it was foreclosed on. Instead of foreclosing and walking away, i used my credit cards for the mortgage in an attempt to still sell the home and prevent the foreclosure. this led to all my cc's at the time skyrocketing their interest rate (above 30%). this was also around the time i was laid off. since then im proud to say ive paid down a significant amount of the debt (at an absolute unreasonable interest rate). With credit cards getting sneakier with the new laws on what to do with your interest rate, this seems to be a safer route to a fair interest rate percentage. My goal is to become debt free in order to start expanding our family and being able to afford it.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	41
Revolving Credit Balance:	$5,636.00	Public Records On File:	0
Revolving Line Utilization:	21.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493982

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493982	$7,500	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493982. Member loan 493982 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,750 / month
Current employer:	De Novo Legal	Debt-to-income ratio:	1.67%
Length of employment:	2 years	Location:	Whitestone, NY

Home town:
Current & past employers:	De Novo Legal
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1973	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	24
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 494025

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494025	$22,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494025. Member loan 494025 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	Hertz rent a car	Debt-to-income ratio:	21.22%
Length of employment:	10+ years	Location:	linden, NJ

Home town:
Current & past employers:	Hertz rent a car
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,431.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 494038

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494038	$15,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494038. Member loan 494038 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	St. Francis de Sales School for the Deaf	Debt-to-income ratio:	11.22%
Length of employment:	10+ years	Location:	VALLEY STREAM, NY

Home town:
Current & past employers:	St. Francis de Sales School for the Deaf
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > With this NO MORE DEBT loan I am applying for. I am hoping to pay down all debt to invest more $ for retirement in hopefully ten years from now.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,067.00	Public Records On File:	0
Revolving Line Utilization:	38.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494086

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494086	$9,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494086. Member loan 494086 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Southern California Edison	Debt-to-income ratio:	3.93%
Length of employment:	5 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Southern California Edison
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > This loan is to pay (past) family medical bills incurred by a family member who doesn't have medical insurance.

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,570.00	Public Records On File:	0
Revolving Line Utilization:	12.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494089

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494089	$6,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494089. Member loan 494089 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	usmc	Debt-to-income ratio:	5.64%
Length of employment:	1 year	Location:	BAYVILLE, NJ

Home town:
Current & past employers:	usmc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/10 > being sent to afghanistan wanted to leave some money to help out my brother who will be taking care of things for me while im overseas

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494107

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494107	$9,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494107. Member loan 494107 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,237 / month
Current employer:	U.S. Postal Service	Debt-to-income ratio:	2.88%
Length of employment:	10+ years	Location:	New Hyde Park, NY

Home town:
Current & past employers:	U.S. Postal Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > I have a Secure Government Job. Plan to use money to purchase furniture, carpeting, etc. My debt ratio is very low. Borrower added on 03/13/10 > Also for information: I am renting an apartment from my Parent, so my residence will be stable. I have No Mortgage or Auto loans to pay.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	17
Revolving Credit Balance:	$5,095.00	Public Records On File:	1
Revolving Line Utilization:	19.90%	Months Since Last Record:	72
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 494114

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494114	$9,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494114. Member loan 494114 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	home depot	Debt-to-income ratio:	5.56%
Length of employment:	10+ years	Location:	douglaston, NY

Home town:
Current & past employers:	home depot
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > help for a down payment for a home. fisrt time home buyer. do not have sufficient money Borrower added on 03/13/10 > Myself and my wife have been trying to purchase a home for a couple of years. We have been budgeting ourselves and have almost brought our credit to excellent stats. We both bring home about 7000.00 a month. Its been a dream but I beleive if this home is for my family it will happen Borrower added on 03/13/10 > We have 18500 saved up we need 9000 to seal the deal. Thanks to all who have contributed Borrower added on 03/15/10 > CriticalMiss thanks for the advice I discussed this with my wife. We are well aware of all the opportunities and welcome all advice you and all other investors give us. I beleive that when this all happens we would be able to help others like us also.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	28
Revolving Credit Balance:	$3,327.00	Public Records On File:	0
Revolving Line Utilization:	11.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 494116

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494116	$10,000	17.93%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494116. Member loan 494116 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,140 / month
Current employer:	Magna DBA AIM Systems -- Warren	Debt-to-income ratio:	8.47%
Length of employment:	10+ years	Location:	TROY, MI

Home town:
Current & past employers:	Magna DBA AIM Systems -- Warren
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > Thank you for considering my application.

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1977	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	24	Months Since Last Delinquency:	20
Revolving Credit Balance:	$23,001.00	Public Records On File:	0
Revolving Line Utilization:	70.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494123

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494123	$10,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494123. Member loan 494123 was requested on March 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	Alcon Laboratories	Debt-to-income ratio:	14.24%
Length of employment:	5 years	Location:	Fort Worth, TX

Home town:
Current & past employers:	Alcon Laboratories
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/10 > Thanks for the quick response.

A credit bureau reported the following information about this borrower member on March 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,850.00	Public Records On File:	0
Revolving Line Utilization:	17.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 494191

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494191	$23,500	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494191. Member loan 494191 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	peapod by giant	Debt-to-income ratio:	10.11%
Length of employment:	1 year	Location:	wheaton, MD

Home town:
Current & past employers:	peapod by giant
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,494.00	Public Records On File:	0
Revolving Line Utilization:	62.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494214

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494214	$13,750	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494214. Member loan 494214 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	csh	Debt-to-income ratio:	18.88%
Length of employment:	10+ years	Location:	Hopewell, VA

Home town:
Current & past employers:	csh
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > I going to use this loan to pay off credit cards. I've been working with the state for 10+ years and while working for the state I went back to school for nursing. I've been working as a nurse part time for a year.

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	37	Months Since Last Delinquency:	15
Revolving Credit Balance:	$9,301.00	Public Records On File:	0
Revolving Line Utilization:	14.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494217

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494217	$20,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494217. Member loan 494217 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:		Debt-to-income ratio:	9.10%
Length of employment:	10+ years	Location:	lyndhurst, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > i want to pay my credit card debit, and make one monthly payment only Borrower added on 03/14/10 > i planning to use the fund to pay all my credit card, i never been late in any credit card payment, i am self emplyed i own me and my bother liquar store since 1991,

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,040.00	Public Records On File:	0
Revolving Line Utilization:	64.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494235

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494235	$17,600	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494235. Member loan 494235 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,417 / month
Current employer:	Daptiv, Inc.	Debt-to-income ratio:	13.20%
Length of employment:	3 years	Location:	auburn, WA

Home town:
Current & past employers:	Daptiv, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > I plan to use these funds to consolidate my credit cards into one monthly payment at which point most of the cards will be closed. I don't need debt with 20+% interest rates. The remainder of the loans will be going to fund two professional certifications that should translate into a 20-40% salary increase. My job is stable, in the three years I have been at my company I have been promoted several times, and after the certifications it will not be long before another promotion is at hand. My debt is currently sustainable. I have more than enough money to pay all of my monthly bills with over 1,000 left over a month. This loan will be paid off in full long before the 36 month term expires.

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	74
Revolving Credit Balance:	$10,987.00	Public Records On File:	0
Revolving Line Utilization:	61.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494256

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494256	$10,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494256. Member loan 494256 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	N.Y.C.T.A.	Debt-to-income ratio:	8.10%
Length of employment:	10+ years	Location:	Bellerose, NY

Home town:
Current & past employers:	N.Y.C.T.A.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > I have a steady job with a good credit history and I just want to consolidate and eliminate my credit card debt.

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	76
Revolving Credit Balance:	$10,873.00	Public Records On File:	0
Revolving Line Utilization:	64.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494267

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494267	$3,500	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494267. Member loan 494267 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:		Debt-to-income ratio:	1.78%
Length of employment:	n/a	Location:	Canfield, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > how long is it going to take to get the money

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	5
Revolving Credit Balance:	$2,169.00	Public Records On File:	0
Revolving Line Utilization:	37.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494275

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494275	$18,500	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494275. Member loan 494275 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	City of Oakland Park	Debt-to-income ratio:	24.80%
Length of employment:	4 years	Location:	FORT LAUDERDALE, FL

Home town:
Current & past employers:	City of Oakland Park
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > secondary income 2nd job annual gross income $32,000 Borrower added on 03/13/10 > My total combined income between my two jobs @ Oakland Park and Keiser Career College is $92k. It is unclear because I couldn't add 2 jobs in the profile. My loan details state that ownership is rent but I also own a condo that own too. Yes, I rent now because I live with my girlfriend(but I pay little or nothing with her) because I want to renovate my condo (kitchen and bathrooms) before we start living in the condo together. As a result, I need the loan to complete renovations and consolidate some debt. Thank you for taking a look at my loan request. I am one person that has a very reliable income. Because my job security is strong since I have civil service position with a local goverment agency. Borrower added on 03/16/10 > Go approved !!!!! Almost @ 30% thank you investors this will help me so much and I am very grateful !!!!!!!!

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,609.00	Public Records On File:	0
Revolving Line Utilization:	53.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494304

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494304	$6,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494304. Member loan 494304 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	NYS Department of Corrections	Debt-to-income ratio:	6.53%
Length of employment:	10+ years	Location:	Bronx, NY

Home town:
Current & past employers:	NYS Department of Corrections
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	34
Revolving Credit Balance:	$7,505.00	Public Records On File:	1
Revolving Line Utilization:	80.30%	Months Since Last Record:	40
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494317

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494317	$3,000	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494317. Member loan 494317 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,900 / month
Current employer:	brian	Debt-to-income ratio:	7.18%
Length of employment:	9 years	Location:	harrison, NY

Home town:
Current & past employers:	brian
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > how long does it usually take to fill the funding?

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	40
Revolving Credit Balance:	$375.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494321

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494321	$14,500	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494321. Member loan 494321 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,600 / month
Current employer:	Sleep Train Inc	Debt-to-income ratio:	23.72%
Length of employment:	3 years	Location:	Poway, CA

Home town:
Current & past employers:	Sleep Train Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > This loan is to pay off a three credit cards. The payment that will need to be made is less than what I currently pay monthly for these three credit cards and will be no problem.

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,904.00	Public Records On File:	0
Revolving Line Utilization:	50.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494323

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494323	$11,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494323. Member loan 494323 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	Youth Co Op Inc	Debt-to-income ratio:	14.62%
Length of employment:	9 years	Location:	Miami, FL

Home town:
Current & past employers:	Youth Co Op Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/10 > Need the loan to pay off a credit card debt. I have never been unemployed. Family income $ 62,000 yearly, so it will not be a problem repaying my loan.

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,010.00	Public Records On File:	0
Revolving Line Utilization:	18.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494338

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494338	$10,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494338. Member loan 494338 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,756 / month
Current employer:	WIPFLI LLP	Debt-to-income ratio:	10.86%
Length of employment:	4 years	Location:	Green Bay, WI

Home town:
Current & past employers:	WIPFLI LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > Hello, I am using this loan to pay off some credit card bills and also Medical bills. I Have a very Stable & Secure job and feel I can make the monthly payment with NO problem at all. If you have any questions for me Please ask. Wipfli is an Accounting and Consultation Company. Thank You!

A credit bureau reported the following information about this borrower member on March 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,947.00	Public Records On File:	0
Revolving Line Utilization:	36.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494341

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494341	$5,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494341. Member loan 494341 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,666 / month
Current employer:	U.S. Army	Debt-to-income ratio:	9.70%
Length of employment:	10+ years	Location:	Platte City, MO

Home town:
Current & past employers:	U.S. Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 494344

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494344	$8,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494344. Member loan 494344 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	WEST HORIZON ADVENTURES	Debt-to-income ratio:	24.20%
Length of employment:	6 years	Location:	PARKER, CO

Home town:
Current & past employers:	WEST HORIZON ADVENTURES
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > Consolidating loans to a lower intrest rate. I have used lending club before and it is great place to do business. Please feel free to contact me with any questions.

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,354.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 494400

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494400	$6,400	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494400. Member loan 494400 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,154 / month
Current employer:	Chrysler Financial	Debt-to-income ratio:	13.22%
Length of employment:	1 year	Location:	Coppell, TX

Home town:
Current & past employers:	Chrysler Financial
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > My fiance and I are wanting to purchase our first home during this unprecedented opportunity.

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,579.00	Public Records On File:	0
Revolving Line Utilization:	35.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494435

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494435	$8,550	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494435. Member loan 494435 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	LA CURACAO	Debt-to-income ratio:	18.89%
Length of employment:	5 years	Location:	SANTA ANA, CA

Home town:
Current & past employers:	LA CURACAO
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/10 > I plan to use this money to consolidate me and my wife debt that will help lower our monthly expenses, our goal is to be debt free within 3 years By the time I pay off this loan, I would have paid off my car and enjoy the financial freedom that we deserve. I have been employed by my company for 5 years La Curacao is a retail company with 8 stores in California and 1 locate in Phoenix two more stores to open in this year. Thank you for your help

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,364.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494436

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494436	$10,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494436. Member loan 494436 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	Atlanta Police Department	Debt-to-income ratio:	8.08%
Length of employment:	10+ years	Location:	Powder Springs, GA

Home town:
Current & past employers:	Atlanta Police Department
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,288.00	Public Records On File:	0
Revolving Line Utilization:	6.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494451

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494451	$12,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494451. Member loan 494451 was requested on March 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Kravitz, Inc.	Debt-to-income ratio:	5.42%
Length of employment:	< 1 year	Location:	Los Angeles, CA

Home town:
Current & past employers:	Kravitz, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > Hi, my fiance and I are planning a beautiful but budget-friendly September wedding. We're using some savings and avoiding any credit card use. We both have very good credit, are employed at secure jobs, are very responsible and have never made any late payments. Your loan will help with the hotel & catering deposit, the rings and some other charges that keep popping up. We hope to pay this back in less than 2 years. Thanks for your support!

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$699.00	Public Records On File:	0
Revolving Line Utilization:	7.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494509

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494509	$10,750	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494509. Member loan 494509 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:		Debt-to-income ratio:	17.66%
Length of employment:	6 years	Location:	seattle, WA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > The proceeds of the loan will be to pay off higher interest credit cards. I own my own computer and network support business and have slowly, but surely filled out my customer base. I expect revenue for this year to approximately 120,000 and profit from labor to be approximately 80,000.00. Thank you for the consideration.

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,934.00	Public Records On File:	1
Revolving Line Utilization:	81.00%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494512

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494512	$8,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494512. Member loan 494512 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	FEDEX	Debt-to-income ratio:	10.27%
Length of employment:	10+ years	Location:	UNIONTOWN, OH

Home town:
Current & past employers:	FEDEX
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > OMG!! Thank you all so much for helping me out!! You are the light at the end of a very dark tunnnel !!! Thank you again!!!

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,784.00	Public Records On File:	0
Revolving Line Utilization:	16.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494518

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494518	$8,250	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494518. Member loan 494518 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:		Debt-to-income ratio:	11.53%
Length of employment:	4 years	Location:	kirkland, WA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > We were accepted into a home owership thru the United Way. I am trying to pay off all my credit cards so that we can kick our savings into overdrive along w/ getting different kinds of loans to raise our credit rating to get the best intrest rates I am a good borrower due to my constant efforts to better my financial future and hardworking nature I started my own business in 2005 and I continue to re-train to learn the latest techniques and chemicals. (Cosmetology) we are paying $600 month on the Credit cards to pay down debt and we paid cash for our last 2 used cars so we would not be underwater loans my job is very stable and most of my clients are from Microsoft 923 rent 600 credit cards or 3x min whichever is greater 112 cell phone 150 auto ins 90 electricty 650 food 55 health ins

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,467.00	Public Records On File:	1
Revolving Line Utilization:	47.00%	Months Since Last Record:	106
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494531

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494531	$5,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494531. Member loan 494531 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,200 / month
Current employer:	Department of Navy	Debt-to-income ratio:	22.45%
Length of employment:	2 years	Location:	San Diego, CA

Home town:
Current & past employers:	Department of Navy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/10 > I will be using this money to pay off all of my credit card debt. Once paid off, I am destroying the cards and closing the accounts.

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,428.00	Public Records On File:	0
Revolving Line Utilization:	53.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494538

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494538	$12,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494538. Member loan 494538 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	D&D cabinets	Debt-to-income ratio:	14.60%
Length of employment:	4 years	Location:	hooksett, NH

Home town:
Current & past employers:	D&D cabinets
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > Using the money to pay off 3 credit card balances and a personal loan. Borrower added on 03/15/10 > I have been at my current job for over 4 years.

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,808.00	Public Records On File:	0
Revolving Line Utilization:	26.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494539

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494539	$13,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494539. Member loan 494539 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:		Debt-to-income ratio:	22.83%
Length of employment:	8 years	Location:	Denver, CO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,100.00	Public Records On File:	0
Revolving Line Utilization:	80.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494543

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494543	$15,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494543. Member loan 494543 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,760 / month
Current employer:	Boeing Employees' Credit Union	Debt-to-income ratio:	15.25%
Length of employment:	3 years	Location:	Auburn, WA

Home town:
Current & past employers:	Boeing Employees' Credit Union
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > This loan will be used to payoff credit card with Chase (both cards were closed with credit combine of $24,000). Also will payoff Wellsfargo personal loan with a very high rate. My net monthly income is $4,800.00. and bonus is about $8000/ year. Most of this go to house payment,beside this residence in WA, I just bought another house in Reno, NV with my own credit and income which I owed about $50K. I have saving accounts, CD and 401K. For the last couple of years I have to pay extra to the IRS and that is what loan from Wells Fargo is for. My employment is very steady, BECU is the 5th largest credit union, no layoff in the future and at the present time. My position is a one person's job with no back up except my manager

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,983.00	Public Records On File:	0
Revolving Line Utilization:	22.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494557

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494557	$10,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494557. Member loan 494557 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:		Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	Greenville, SC

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > buy a home in Michigan

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1968	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	12
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494570

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494570	$5,400	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494570. Member loan 494570 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	The Casino Connection	Debt-to-income ratio:	16.46%
Length of employment:	10+ years	Location:	Austin, TX

Home town:
Current & past employers:	The Casino Connection
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > Capital One balance of $1300 has jumped from 13.9% to 22% APR recently even though I have never missed a payment in the 6 years my account has been open. Macy's account balance of $2400 has an APR of 24.99%. Goodyear account balance of $900 has an APR of 24.99%. My only other debt is my monthly car payment of $332.45. My current balance is $2,218.94 at 11.32%. My current car note will be paid off in 6 months. The residual Lending Club loan balance will be used to make needed maintenance repairs on my car since I plan on keeping it for a long time. The total minimum payment on my accounts is about $131 per month. For approximately $40 more per month I can consolidate all my credit card accounts and pay off my Lending Club loan in 3 years or less.

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,547.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494583

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494583	$3,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494583. Member loan 494583 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,469 / month
Current employer:	Ketec Inc	Debt-to-income ratio:	18.26%
Length of employment:	8 years	Location:	Pennsauken, NJ

Home town:
Current & past employers:	Ketec Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,423.00	Public Records On File:	0
Revolving Line Utilization:	19.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 494603

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494603	$8,400	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494603. Member loan 494603 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	GenPrime Inc.	Debt-to-income ratio:	10.74%
Length of employment:	< 1 year	Location:	Spokane, WA

Home town:
Current & past employers:	GenPrime Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > The company for which I've been consulting for about 4 years (first through another company, then as an independent contractor) has recently hired me as a full time employee, so I'm taking the opportunity to refinance my high interest credit card debt. The loan money will fully pay off six accounts with interest rates between 11.24% and 20.99%. In addition to the listed employment income, I also have occasional side income from contracting work, which I expect to be about $1000-$1500 this year. I also expect to convert from hourly to salaried this year, after which my employment income will be $45,000. I take pride in never having missed a payment, credit card or otherwise, even when my income was significantly lower.

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,227.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494614

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494614	$10,700	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494614. Member loan 494614 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Croop-Lafrance	Debt-to-income ratio:	16.99%
Length of employment:	< 1 year	Location:	Rochester, NY

Home town:
Current & past employers:	Croop-Lafrance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > This loan is to payoff and close my Lowe's store account which is currently at a 22.9% interest rate.

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	49
Revolving Credit Balance:	$34,682.00	Public Records On File:	0
Revolving Line Utilization:	90.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494638

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494638	$24,250	21.27%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494638. Member loan 494638 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	Comprehensive Treatment Services Inc	Debt-to-income ratio:	16.13%
Length of employment:	7 years	Location:	FORT WASHINGTON, MD

Home town:
Current & past employers:	Comprehensive Treatment Services Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > I'm a great candidate for a loan because I understand the importance of paying my bills on time and building my credit worthiness.

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,301.00	Public Records On File:	0
Revolving Line Utilization:	89.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 494642

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494642	$25,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494642. Member loan 494642 was requested on March 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Tiffany and Co.	Debt-to-income ratio:	22.91%
Length of employment:	< 1 year	Location:	NEW YORK, NY

Home town:
Current & past employers:	Tiffany and Co.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/10 > Very solid, good credit with no blemishes, have a lot of cards with small-medium balances looking to consolidate into one easy payment and get out of debt completely in 3 years. Borrower added on 03/14/10 > Well-educated, responsible professional looking to consolidate credit card debt.

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1986	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,896.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 494666

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494666	$11,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494666. Member loan 494666 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	General Cable Corporation	Debt-to-income ratio:	11.71%
Length of employment:	2 years	Location:	Grafton, MA

Home town:
Current & past employers:	General Cable Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,889.00	Public Records On File:	0
Revolving Line Utilization:	22.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494668

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494668	$5,500	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494668. Member loan 494668 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,700 / month
Current employer:	Millennium Thoroughbreds	Debt-to-income ratio:	16.68%
Length of employment:	2 years	Location:	Nicholasville, KY

Home town:
Current & past employers:	Millennium Thoroughbreds
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/10 > The payroll company my employer uses upgraded their software in late Feburary 2009 and during that time the tax takeouts were changed without notice until I went and had my taxes done last weekend. Went from S0 to M2. I have never been late on a payment to anyone and do not plan on starting now. Thanks for looking at my loan request if you have any questions before investing do not hesitate to ask.

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,756.00	Public Records On File:	0
Revolving Line Utilization:	96.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494669

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494669	$5,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494669. Member loan 494669 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,208 / month
Current employer:	SRA International	Debt-to-income ratio:	15.94%
Length of employment:	7 years	Location:	Centreville, VA

Home town:
Current & past employers:	SRA International
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,600.00	Public Records On File:	1
Revolving Line Utilization:	79.20%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494676

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494676	$16,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494676. Member loan 494676 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,250 / month
Current employer:		Debt-to-income ratio:	10.03%
Length of employment:	10+ years	Location:	New York, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/10 > self-employed occupational therapist Borrower added on 03/15/10 > I have never defaulted on any payments; I have always paid on-time and whenever possible, pay more than the minimum due for student loans or credit cards. I recently completed all payments on student loans. I pIan to use 50% of the funds form this loan to refinance a credit card who recently raised interest rates from 13% to 19% (despite no infractions on my part as a customer) and the other 50% to refinance a mortgage loan for a timeshare property (APR 16%). I am recently incorporated and have a steady stream of clients. because of being my own employer, I can set my own hours and take on extra work hours as a contract therapist if my practice ever begins to suffer as a result of the economy. To date (luckily), my practice has grown annually despite the economy. Thanks very much for your consideration!

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,280.00	Public Records On File:	0
Revolving Line Utilization:	62.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494679

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494679	$17,000	16.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494679. Member loan 494679 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,083 / month
Current employer:	Bureau of ATF	Debt-to-income ratio:	23.68%
Length of employment:	8 years	Location:	BEAUMONT, TX

Home town:
Current & past employers:	Bureau of ATF
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/10 > My daughter is a high school sophomore with plans of attending college. I just need to get a jump on paying off my credit card bills and making home improvements before college. My goal is to be debt free before the fall of 2012.

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	24
Revolving Credit Balance:	$16,012.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 494682

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494682	$20,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494682. Member loan 494682 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	Jamieson Fence Supply	Debt-to-income ratio:	18.66%
Length of employment:	9 years	Location:	Blue Springs, MO

Home town:
Current & past employers:	Jamieson Fence Supply
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/10 > I had forgotten to tell you about my mortgage...it is with Huntington with a payment of 680.49 and a balance of around 95,000.00 (%6.125)

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,746.00	Public Records On File:	0
Revolving Line Utilization:	49.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494685

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494685	$3,500	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494685. Member loan 494685 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,300 / month
Current employer:	Peaberry's Cafe	Debt-to-income ratio:	3.62%
Length of employment:	2 years	Location:	Weatogue, CT

Home town:
Current & past employers:	Peaberry's Cafe
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > After saving up for two years to buy my first car and move into my first apartment I was able to do both earlier this year. Unfortunately, my joy was shortlived when all the furniture I was supposed to inherit from my older brother was lost in a fire a week after I moved in. Luckily my brother is unharmed but unfortunately I have no furniture. I sleep on an air mattress and use milk crates for seating. Being an assistant manager with my company for over two years I am no trouble of losing my job or even getting my hours reduced. In funding this loan you will enable me to purchase a bed and a few necessary items. Paying off this loan is not a problem and will be done faster than 36 months by paying more than the minimum each month.

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,438.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494694

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494694	$15,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494694. Member loan 494694 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Francis Coppola Winery	Debt-to-income ratio:	9.46%
Length of employment:	10+ years	Location:	Santa Rosa, CA

Home town:
Current & past employers:	Francis Coppola Winery
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1986	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,195.00	Public Records On File:	0
Revolving Line Utilization:	32.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494710

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494710	$18,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494710. Member loan 494710 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Cuyahoga County	Debt-to-income ratio:	6.28%
Length of employment:	< 1 year	Location:	Madison, OH

Home town:
Current & past employers:	Cuyahoga County
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	62	Months Since Last Delinquency:	9
Revolving Credit Balance:	$17,456.00	Public Records On File:	0
Revolving Line Utilization:	58.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494723

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494723	$3,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494723. Member loan 494723 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	evans construction	Debt-to-income ratio:	19.22%
Length of employment:	9 years	Location:	jackson, WY

Home town:
Current & past employers:	evans construction
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,359.00	Public Records On File:	1
Revolving Line Utilization:	92.20%	Months Since Last Record:	88
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494751

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494751	$12,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494751. Member loan 494751 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	City of Kissimmee	Debt-to-income ratio:	15.04%
Length of employment:	10+ years	Location:	Kissimmee, FL

Home town:
Current & past employers:	City of Kissimmee
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,494.00	Public Records On File:	0
Revolving Line Utilization:	81.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494753

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494753	$24,000	18.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494753. Member loan 494753 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	Right Time Trucking	Debt-to-income ratio:	5.00%
Length of employment:	5 years	Location:	Davenport, FL

Home town:
Current & past employers:	Right Time Trucking
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	26
Revolving Credit Balance:	$5,902.00	Public Records On File:	0
Revolving Line Utilization:	27.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494765	$7,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494765. Member loan 494765 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,336 / month
Current employer:	Apple, Inc	Debt-to-income ratio:	14.51%
Length of employment:	2 years	Location:	Saint Louis, MO

Home town:
Current & past employers:	Apple, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/10 > With a wonderful promotion from a leading technology company under my belt, I'm ready to attack the debt I incurred from several years of working for a non-profit and not realizing what life would be like with no debt. I am an excellent planner and organizer, and believe in living a debt-free lifestyle, so I am asking for your help in funding me. Although this loan is for three years, my goal (along with the help of my promotion as well as a promotion my husband received) is to pay the loan off in less time than that. Join me in creating a debt snowball that only picks up speed as it goes!

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,250.00	Public Records On File:	0
Revolving Line Utilization:	60.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494815

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494815	$25,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494815. Member loan 494815 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Express Employment Professionals	Debt-to-income ratio:	12.24%
Length of employment:	< 1 year	Location:	Lorton, VA

Home town:
Current & past employers:	Express Employment Professionals
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > The purpose of this loan is to allow myself financial freedom from the MULTIPLE obligated payments every month. When purchasing my home in 12/2008, I borrowed money from my parents and looking to pay them off in addition to paying off the remainder of my debt. Like all others looking to consolidate debts, I would like to make one large lump sum payment instead of 8 small payments to various sources. if there are any questions, please feel free to ask as I appreciate any help. Thanks!

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,538.00	Public Records On File:	0
Revolving Line Utilization:	89.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494835	$13,500	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494835. Member loan 494835 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,432 / month
Current employer:	NORTH LAS VEGAS POLICE DEPARTMENT	Debt-to-income ratio:	12.84%
Length of employment:	10+ years	Location:	NORTH LAS VEGAS, NV

Home town:
Current & past employers:	NORTH LAS VEGAS POLICE DEPARTMENT
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,187.00	Public Records On File:	0
Revolving Line Utilization:	85.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494842

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494842	$4,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494842. Member loan 494842 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	biomat usa	Debt-to-income ratio:	12.85%
Length of employment:	2 years	Location:	GRAND PRAIRIE, TX

Home town:
Current & past employers:	biomat usa
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > my loan . thank you so much.

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,473.00	Public Records On File:	0
Revolving Line Utilization:	85.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494878

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494878	$25,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494878. Member loan 494878 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Panera Bread	Debt-to-income ratio:	14.21%
Length of employment:	3 years	Location:	manassas, VA

Home town:
Current & past employers:	Panera Bread
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,440.00	Public Records On File:	0
Revolving Line Utilization:	21.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494883

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494883	$6,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494883. Member loan 494883 was requested on March 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	our lady of lourdes hospital	Debt-to-income ratio:	24.33%
Length of employment:	2 years	Location:	merchantville, NJ

Home town:
Current & past employers:	our lady of lourdes hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	14
Revolving Credit Balance:	$9,949.00	Public Records On File:	0
Revolving Line Utilization:	38.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494887

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494887	$10,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494887. Member loan 494887 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	CACI	Debt-to-income ratio:	14.29%
Length of employment:	1 year	Location:	PEARL CITY, HI

Home town:
Current & past employers:	CACI
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > E-mail Received

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	47
Revolving Credit Balance:	$14,632.00	Public Records On File:	0
Revolving Line Utilization:	47.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 494891

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494891	$9,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494891. Member loan 494891 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	EdgeStream Inc	Debt-to-income ratio:	1.59%
Length of employment:	5 years	Location:	Provincetown, MA

Home town:
Current & past employers:	EdgeStream Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > I require a used vehicle to travel to/from my parents home where I assist my mother in caring for my father who has Alzheimer's. I haven't owned a vehicle in many years because I otherwise have no use for one, but it has become a necessary purchase. I have been spending more than $400/mo on public transportation, and I have wasted far too much time on travel. My provable annual income has been reduced to $29-$32K due to the fact that I've had to be very available to my mother. I now live expense free in a family home to compensate for lost income. I am financially stable. I work 26-30 hours a week as a sales rep for a Web development company that I helped start in 2005. I also work part time at a 2nd job in summer when my mother has additional help available to her. Expenses: - Rent & Utilities: N/A - Telephone & Internet: $70/month - Groceries: $300/month - Travel: $400/month - Credit Cards: Under $50/month (when carrying a balance) I already pay $400/month on travel, and I expect that the vehicle won't cost me more than and extra $50 - $100/month. I'll be left with approximately 1200/month after deducting expenses from net pay. Borrower added on 03/15/10 > Credit Information! Last delinquency was a 60+ days in 2008, but it was not due to financial reasons. I failed to both properly set automatic bill pay and to check my Spam folder for statements. Missed minimum payments were a whopping $15 and $18. I now receive paper bills! The only other late payment was a 30+ days in July of 2008. I have also recently paid all credit card bills in full, and presently only have under $10 in combined balances. I probably should have waited to submit my loan request, but HSBC takes its sweet time in reporting to the bureaus... they sometimes even skip a month! I am not a big fan of debt, and therefore I have very little. I prefer a stress free, one key life! Borrower added on 03/15/10 > *** Correction *** The 30+ days late payment was in July of 2003, not in July of 2008.

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	25
Revolving Credit Balance:	$1,095.00	Public Records On File:	0
Revolving Line Utilization:	32.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494911

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494911	$25,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494911. Member loan 494911 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,548 / month
Current employer:	U S Securities Exchange Commission	Debt-to-income ratio:	7.22%
Length of employment:	10+ years	Location:	Mount Airy, MD

Home town:
Current & past employers:	U S Securities Exchange Commission
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,737.00	Public Records On File:	0
Revolving Line Utilization:	64.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494912

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494912	$6,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494912. Member loan 494912 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,000 / month
Current employer:	Precision Castparts Corp	Debt-to-income ratio:	17.05%
Length of employment:	5 years	Location:	Beaverton, OR

Home town:
Current & past employers:	Precision Castparts Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > I am requesting this loan for various reasons. Currently my wife and I are in the process of completing various home improvement projects. We purchased our home approximately 4.5 years ago with hopes of living in the home for 2-3 years before upgrading to a more permanent residence. However, the downturn in the economy has driven our home value down and unfortunately I don't see this changing in the near future. As such we are completing a home renovation to make the best of what we have! I am hoping to install some wood flooring as well as adding an air conditioner. We are also going to be doing some sprucing up by adding paint and new window coverings. Lastly my loan will be to clear out approximately $1,400 in credit card debt. In doing these projects my reasons are two-fold. First and foremost we want to make our house more our own as we will likely be staying longer than we originally planned. However in doing so I am hoping to create a home that in the long-term will be more inviting to potential buyers or renters when we decide to make a move. Secondly, I would like to get the current debt I have in credit cards moved into a time driven pay-off type of debt. Unfortunately my credit card interest rates are incredibly high and I would like to consolidate to more reasonable rates. Thank you for your time and consideration of my loan request.

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	63
Revolving Credit Balance:	$11,515.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494942

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494942	$11,200	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494942. Member loan 494942 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,906 / month
Current employer:	EXETER HOSPITAL	Debt-to-income ratio:	9.81%
Length of employment:	9 years	Location:	Hampton, NH

Home town:
Current & past employers:	EXETER HOSPITAL
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > I plan on paying off a credit advance and a credit card . I have exellent credit and pay my bills on time. I have been working at my current Medical Record Coding position for over nine years and have been in the profession for over twenty five years. My position is a secure one ,as the Hospital is a top Medical facility on the New Hampshire Seacoast. I have requested this loan to stabilize and secure my good credit standing.

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1986	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,868.00	Public Records On File:	0
Revolving Line Utilization:	15.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494962

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494962	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494962. Member loan 494962 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$32,320 / month
Current employer:		Debt-to-income ratio:	5.90%
Length of employment:	10+ years	Location:	Great Barrington, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$155,905.00	Public Records On File:	0
Revolving Line Utilization:	72.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494965

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494965	$24,250	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494965. Member loan 494965 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$25,500 / month
Current employer:	Beth Israel Deaconess Medical Center	Debt-to-income ratio:	10.32%
Length of employment:	2 years	Location:	CHESTNUT HILL, MA

Home town:
Current & past employers:	Beth Israel Deaconess Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,296.00	Public Records On File:	0
Revolving Line Utilization:	83.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494973

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494973	$2,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494973. Member loan 494973 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Professional Capital Services, LLC	Debt-to-income ratio:	12.83%
Length of employment:	3 years	Location:	Oreland, PA

Home town:
Current & past employers:	Professional Capital Services, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > I am requesting this loan to cover the cost of paying off an auto-loan with another bank in order to receive the title. I am selling the automobile due the reason of not needing it and not driving it enough to warrant having a new car. The car is currently for sale and I have had interest in it, but would be better received if I had the title in-hand. My job is very stable and I have been with my company for 3 years in April. I pay my bills on time, usually on pay day (twice a month) for those due in the next 15 days.

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	30
Revolving Credit Balance:	$231.00	Public Records On File:	0
Revolving Line Utilization:	8.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494976

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494976	$10,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494976. Member loan 494976 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,600 / month
Current employer:	ABB Concise	Debt-to-income ratio:	8.71%
Length of employment:	5 years	Location:	Sunrise, FL

Home town:
Current & past employers:	ABB Concise
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > I am a senior business analyst for ABB CONCISE which is a leading optical distributor. I am acquiring funds for my business Epiphanys Catering. I have been in business for over a year and was just granted a large contract. I am needing the funds to purchase supplies for more than my standard 100-200 guests. This project is for 450 people and it is a going to get the company the exposure needed to land more big contracts. My business is currently grossing about 2 small projects per month grossing about $3600. This contract will profit the company over $8700 and build other prospective clients. Please let me know if you have additional questions as I will be glad to answer. Borrower added on 03/16/10 > I am a senior business analyst for ABB CONCISE which is a leading optical distributor. I am acquiring funds for my business Epiphanys Catering. I have been in business for over a year and was just granted a large contract. I am needing the funds to purchase additional supplies and hire temporary staff. This project will get the attention needed for prospective clients and bring a profit to the company of over 8k.

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$433.00	Public Records On File:	0
Revolving Line Utilization:	28.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 494979

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494979	$20,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494979. Member loan 494979 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$31,250 / month
Current employer:	Radiologic Associates, P.C.	Debt-to-income ratio:	7.58%
Length of employment:	2 years	Location:	Cortlandt Manor, NY

Home town:
Current & past employers:	Radiologic Associates, P.C.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > The purpose of the loan is to cover a significant and unexpected tax bill coupled with a flooded basement as a result of the recent snow storms and rain storms in our area.

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	49	Months Since Last Delinquency:	23
Revolving Credit Balance:	$4,193.00	Public Records On File:	0
Revolving Line Utilization:	12.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494981

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494981	$12,250	17.19%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494981. Member loan 494981 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	Park Hill School District	Debt-to-income ratio:	19.12%
Length of employment:	5 years	Location:	kansas city, MO

Home town:
Current & past employers:	Park Hill School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > I will be putting the money to have zero balances on my 4 cards and have only one monthly payment, which I do like the fact that I can pay off early. I pay 3 times the amount of all my cards every month so the one payment will be nice.

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,884.00	Public Records On File:	0
Revolving Line Utilization:	50.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 494990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494990	$15,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494990. Member loan 494990 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Just matched into residency program	Debt-to-income ratio:	9.97%
Length of employment:	< 1 year	Location:	BROOKLYN, NY

Home town:
Current & past employers:	Just matched into residency program
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	26
Revolving Credit Balance:	$13,255.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494993

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494993	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494993. Member loan 494993 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,583 / month
Current employer:		Debt-to-income ratio:	13.89%
Length of employment:	10+ years	Location:	Newton, UT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > I have used credit cards to help build a successful business and the rates are just too high. I would like to combine them all into one loan and pay them off in a short time as opposed to having it take 10 years. I would like to be able to do this and then become a lender on Lending Club to help others.

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	61
Revolving Credit Balance:	$222,942.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494994

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494994	$12,800	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494994. Member loan 494994 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	village of stone park	Debt-to-income ratio:	13.97%
Length of employment:	10+ years	Location:	WEST CHICAGO, IL

Home town:
Current & past employers:	village of stone park
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > Looking to consolidate credit cards that just recently changed their rates

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	16
Revolving Credit Balance:	$20,428.00	Public Records On File:	0
Revolving Line Utilization:	55.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495017

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495017	$16,750	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495017. Member loan 495017 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,333 / month
Current employer:		Debt-to-income ratio:	17.01%
Length of employment:	n/a	Location:	Richmond, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,842.00	Public Records On File:	0
Revolving Line Utilization:	11.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495021

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495021	$17,600	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495021. Member loan 495021 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,044 / month
Current employer:		Debt-to-income ratio:	7.57%
Length of employment:	3 years	Location:	virginia beach, VA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,756.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495024

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495024	$22,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495024. Member loan 495024 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,833 / month
Current employer:	Joint Center	Debt-to-income ratio:	12.79%
Length of employment:	6 years	Location:	Washington, DC

Home town:
Current & past employers:	Joint Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > Debt Consolidation loan

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,916.00	Public Records On File:	0
Revolving Line Utilization:	68.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495032

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495032	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495032. Member loan 495032 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,417 / month
Current employer:	LBG LATINAMERICAN	Debt-to-income ratio:	3.96%
Length of employment:	5 years	Location:	MIAMI, FL

Home town:
Current & past employers:	LBG LATINAMERICAN
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,162.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 495043

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495043	$3,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495043. Member loan 495043 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	American Ingredients	Debt-to-income ratio:	9.20%
Length of employment:	3 years	Location:	RESEDA, CA

Home town:
Current & past employers:	American Ingredients
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > I am in need of funds for my last semester of graduate school for tuition and books. My masters degree is in Environmental Sciences, in preparation for environmental consulting. Borrower added on 03/16/10 > I am a graduate student at California State University of Fullerton. I work full time and am a part-time graduate student. I have been paying out of my own pocket for tuition, but with the tuition fee hike I am short on funds to pay for books and school for my last semester. I am a responsible borrower and try my best to do everything without borrowing, but if I do borrow I always make payments on time. It is my last semester and I wish to get through and graduate on schedule with as little stress as I possibly can.

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,251.00	Public Records On File:	0
Revolving Line Utilization:	83.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495066

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495066	$8,500	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495066. Member loan 495066 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Banner Health McKee Medical Center	Debt-to-income ratio:	14.30%
Length of employment:	< 1 year	Location:	Loveland, CO

Home town:
Current & past employers:	Banner Health McKee Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$913.00	Public Records On File:	0
Revolving Line Utilization:	35.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495073

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495073	$20,000	17.56%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495073. Member loan 495073 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	uclc	Debt-to-income ratio:	12.41%
Length of employment:	< 1 year	Location:	redmond, WA

Home town:
Current & past employers:	uclc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,674.00	Public Records On File:	0
Revolving Line Utilization:	82.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495075

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495075	$10,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495075. Member loan 495075 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Honeywell	Debt-to-income ratio:	17.40%
Length of employment:	10+ years	Location:	West Milford, NJ

Home town:
Current & past employers:	Honeywell
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1984	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	8
Revolving Credit Balance:	$29,476.00	Public Records On File:	0
Revolving Line Utilization:	57.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495086

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495086	$20,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495086. Member loan 495086 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	south oaks hospital	Debt-to-income ratio:	5.04%
Length of employment:	< 1 year	Location:	merrick, NY

Home town:
Current & past employers:	south oaks hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	68
Revolving Credit Balance:	$100,481.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 495105

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495105	$3,000	17.93%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495105. Member loan 495105 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	ASUCLA	Debt-to-income ratio:	10.37%
Length of employment:	5 years	Location:	CULVER CITY, CA

Home town:
Current & past employers:	ASUCLA
Education:

This borrower member posted the following loan description, which has not been verified:

Counter offer loan for car engine

A credit bureau reported the following information about this borrower member on March 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	69
Revolving Credit Balance:	$480.00	Public Records On File:	1
Revolving Line Utilization:	96.00%	Months Since Last Record:	63
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495109

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495109	$2,500	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495109. Member loan 495109 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,600 / month
Current employer:	SLC	Debt-to-income ratio:	0.00%
Length of employment:	10+ years	Location:	Port St Lucie, FL

Home town:
Current & past employers:	SLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495126

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495126	$5,000	16.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495126. Member loan 495126 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	ExxonMobil Corporation	Debt-to-income ratio:	14.84%
Length of employment:	2 years	Location:	Baytown, TX

Home town:
Current & past employers:	ExxonMobil Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > I plan to use the funds to pay off my credit card bills. I am a good borrower because I always pay all my bills on time everytime. I have a very stable job with the biggest company in the world. I am very strict on my monthly budget, therefore being able to manage my money wisely and pay all my bills on time.

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	56
Revolving Credit Balance:	$2,555.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 495132

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495132	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495132. Member loan 495132 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,426 / month
Current employer:		Debt-to-income ratio:	7.23%
Length of employment:	3 years	Location:	Rollinsford, NH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > I am a real estate investor and I am ready to do my next purchase of a 6 family multi-unit. The total appraised value is $426,000, being sold for $400,000. All other funds have been secured and all I need is the $25,000 to close the deal. All apartments are full and the income from the property will cover this entire loan plus all other expenses.

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,714.00	Public Records On File:	0
Revolving Line Utilization:	47.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 495138

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495138	$7,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495138. Member loan 495138 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	ITT Technical Institute	Debt-to-income ratio:	23.36%
Length of employment:	3 years	Location:	Chicago, IL

Home town:
Current & past employers:	ITT Technical Institute
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	26
Revolving Credit Balance:	$15,731.00	Public Records On File:	0
Revolving Line Utilization:	38.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 495156

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495156	$18,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495156. Member loan 495156 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	U.S. Air Force	Debt-to-income ratio:	1.06%
Length of employment:	10+ years	Location:	Warner Robins, GA

Home town:
Current & past employers:	U.S. Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > Hello fellow investors! I would like to start out by thanking you for trusting your money to help others in need. This loan will be used to get my wife's credit cards paid off, finally. Over the past year, I've worked on paying off my credit card debt and was able to pay most of it and now I wan't to help my wife get out of 2 14% credit cards that she has. The cards have been cut so she doesn't get tempted to use them. About my job, I'm in the Air Force working as a computer operator. I've been in for 10 years and have a great carreer ahead of me as I'm working towards serving my 20 years in and starting my own business. I am an Staff Seargeant and working on my Masters in Business Administration. Being in the military has helped me keep a good control over my finances and influences me to keep doing good or face consequences. At this point, I own 3 homes. Two of them are rented so I'm getting a good stream of income from them. I have a line of equity loan on my house for $27,000 that I'm paying on at 3.5% interest rate. The min payment is about 60 bucks. The other homes, payment is 560 and I'm getting 750 and the last home is 929 and I'm getting 950. I'm wanting to pay off this loan within 1 year by putting all extra cash into paying this loan off. I just didn't want my wife to pay all that interest. Please let me know if you have any further questions to make your decision an easy one.

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,769.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 495171

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495171	$10,000	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495171. Member loan 495171 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	Tek-Rep Group Inc.	Debt-to-income ratio:	23.46%
Length of employment:	10+ years	Location:	BRUNSWICK, OH

Home town:
Current & past employers:	Tek-Rep Group Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > With the economy the way it is it is impossible to get a home equity line of credit to do some needed updates to my house. Not due to my credit, my credit is perfect. I only have my primary mortgage and have lived here for 7 years yet I don't have enough equity. We would like to update the kitchen, do some work to the brick outside, as well as take a wall out between the kitchen and living room to give it a more open feel. Borrower added on 03/16/10 > We do intend to take the 3 years to pay off the loan. We will be putting the money that we are currently using to pay off our revolving debt into savings to save for a down payment on a new home in the next five years. The monthly payment for this personal loan is small which allows us to save a lot and pay this loan over time. Borrower added on 03/16/10 > Mistyped an answer to the question regarding our 7K revolving debt...I meant to say that "we", my wife and I, accumulated debt as she was going through school to get her doctorate and that "we" put it on a card with 0% interest to pay it off.

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,999.00	Public Records On File:	0
Revolving Line Utilization:	27.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 495173

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495173	$12,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495173. Member loan 495173 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,844 / month
Current employer:	Phoebe Putney Memorial Hospital	Debt-to-income ratio:	19.72%
Length of employment:	< 1 year	Location:	Albany, GA

Home town:
Current & past employers:	Phoebe Putney Memorial Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > I plan to use the loan to pay off my credit card debt so I will not have to worry about multiple credit card payments every month. Having a fixed interest rate will afford me the opportunity to have a fixed payment plan, and be able to really start saving for Physician Assistant School. After I pay off my credit cards, I would like to use whatever is left over from the loan and place it in a Money Market account or possibly a Roth IRA. I got myself into some credit card debt mainly because I was using credit as a means to live, since I was unemployed and studying for the MCAT after I graduated college. However, I still consider myself a good borrower. And with the help of my dad, who is a financial advisor, I have learned my lesson, which is not to overextend myself and spend money on things I can't afford. I have a long and good credit history and have always made my payments on time. This loan will allow me to reduce what I owe and improve my credit score, which is something I highly value. My monthly budget right now consists of credit card payments, rent, bills, gas, groceries, and very limited entertainment expenses. As I mentioned previously, paying off my "toxic" debt now will allow me to focus more on saving for expenses that will be associated with PA school. I will have no problem making monthly payments on a loan since my job is very stable and my position is guaranteed for the next 4 years. The reason for this is because I am getting paid through a grant that the doctor I work for received, and it lasts through 2014. Thank you very much for your consideration. Borrower added on 03/15/10 > I plan to use the loan to pay off my credit card debt so I will not have to worry about multiple credit card payments every month. Having a fixed interest rate will afford me the opportunity to have a fixed payment plan, and be able to really start saving for Physician Assistant School. After I pay off my credit cards, I would like to use whatever is left over from the loan and place it in a Money Market account or possibly a Roth IRA. I got myself into some credit card debt mainly because I was using credit as a means to live, since I was unemployed and studying for the MCAT after I graduated college. However, I still consider myself a good borrower. And with the help of my dad, who is a financial advisor, I have learned my lesson, which is not to overextend myself and spend money on things I can't afford. I have a long and good credit history and have always made my payments on time. I am also currently paying off other school related loans and have never missed a payment and am in good standing with those. This loan will allow me to reduce what I owe and improve my credit score, which is something I highly value. My monthly budget right now consists of credit card payments, rent, bills, gas, groceries, and very limited entertainment expenses. As I mentioned previously, paying off my "toxic" debt now will allow me to focus more on saving for expenses that will be associated with PA school. I will have no problem making monthly payments on a loan since my job is very stable and my position is guaranteed for the next 4 years. The reason for this is because I am getting paid through a grant that the doctor I work for received, and it lasts through 2014. Thank you very much for your consideration.

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,272.00	Public Records On File:	0
Revolving Line Utilization:	67.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 495224

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495224	$2,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495224. Member loan 495224 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Parke Warehouse	Debt-to-income ratio:	16.48%
Length of employment:	4 years	Location:	Decatur, IL

Home town:
Current & past employers:	Parke Warehouse
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	58
Revolving Credit Balance:	$23.00	Public Records On File:	0
Revolving Line Utilization:	7.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 495227

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495227	$6,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495227. Member loan 495227 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	us army	Debt-to-income ratio:	0.00%
Length of employment:	7 years	Location:	stone mountain, GA

Home town:
Current & past employers:	us army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > would love to take a much needed vacation after being deployed.

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	77
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 495228

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495228	$15,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495228. Member loan 495228 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,152 / month
Current employer:	south shore sign	Debt-to-income ratio:	8.25%
Length of employment:	5 years	Location:	STATEN ISLAND, NY

Home town:
Current & past employers:	south shore sign
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,753.00	Public Records On File:	0
Revolving Line Utilization:	54.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495259

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495259	$21,250	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495259. Member loan 495259 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	MassMutual Life Insurance	Debt-to-income ratio:	24.09%
Length of employment:	3 years	Location:	East Longmeadow, MA

Home town:
Current & past employers:	MassMutual Life Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	53
Revolving Credit Balance:	$13,851.00	Public Records On File:	0
Revolving Line Utilization:	60.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 495263

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495263	$16,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495263. Member loan 495263 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$20,000 / month
Current employer:		Debt-to-income ratio:	19.77%
Length of employment:	10+ years	Location:	Evanston, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > Despite never being late, and never missing a payment, I am dealing with rising rates, and lowered limits. I would like to pay my accounts off as soon as possible.

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1984	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	80
Revolving Credit Balance:	$81,137.00	Public Records On File:	0
Revolving Line Utilization:	95.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495272

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495272	$6,500	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495272. Member loan 495272 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,921 / month
Current employer:	Consumer Source Inc	Debt-to-income ratio:	13.51%
Length of employment:	10+ years	Location:	Roswell, GA

Home town:
Current & past employers:	Consumer Source Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > I am using the funds to consolidate 2 high interest credit cards. I have been with my current employer 10 years. I pay my bills promptly.

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,060.00	Public Records On File:	0
Revolving Line Utilization:	89.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 495284

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495284	$8,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495284. Member loan 495284 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,208 / month
Current employer:	Northwestern Center Orthopedics	Debt-to-income ratio:	3.40%
Length of employment:	10+ years	Location:	CHICAGO, IL

Home town:
Current & past employers:	Northwestern Center Orthopedics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,513.00	Public Records On File:	0
Revolving Line Utilization:	89.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495295

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495295	$11,500	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495295. Member loan 495295 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:		Debt-to-income ratio:	3.20%
Length of employment:	10+ years	Location:	denver, CO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > i wish to consolidate my cards/accounts and downsize these bills. i heard about the lending club from my neighbor when we were shovelling snow. both of us wanted to start a bank--this is the closest i've come to a bank that will pay attention to someone who is good for the loan. you will be happy with my payback of this loan. thanks and someday...i'll be an investor with lending club, too. it's a great idea--especially if i get this loan! peg (well, margaret is my real name, peg is a nickname)

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1972	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,421.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 495304

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495304	$7,200	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495304. Member loan 495304 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,644 / month
Current employer:	National Institutes of Health	Debt-to-income ratio:	5.64%
Length of employment:	3 years	Location:	Rockville, MD

Home town:
Current & past employers:	National Institutes of Health
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > Accounts below will be paid off: TYPE BALANCE APR SEARS Master Card $5326.68 25% MACY's VISA Card $205.52 19.49% MACY's STORE Card $1037.94 23.99% TOTAL: $6570.14 Account below will not be paid off (because low APR). I am no longer using using this card for purchases. Low APR was an offer on balance transfer for the life of the balance (thus no time limit/expiration date). TYPE BALANCE APR USBANK VISA Card $12,901.95 $2.99 Remaining balance of loan will be used for small yard work/maintenance. My work position is tenured. Thus, very stable.

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,631.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 495307

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495307	$5,750	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495307. Member loan 495307 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,680 / month
Current employer:	Delarosa POS Business, Inc	Debt-to-income ratio:	13.83%
Length of employment:	10+ years	Location:	Lyons, IL

Home town:
Current & past employers:	Delarosa POS Business, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/10 > I would like to pay this card as soon as possible. I read my statement and the APR went from 15.99% to 29.99%. I called CHASE but not luck. So, help me pay this card by offering me a lower rate, please.

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,094.00	Public Records On File:	1
Revolving Line Utilization:	54.60%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 495325

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495325	$18,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495325. Member loan 495325 was requested on March 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Borel Private Bank & Trust Co.	Debt-to-income ratio:	20.95%
Length of employment:	1 year	Location:	Palo Alto, CA

Home town:
Current & past employers:	Borel Private Bank & Trust Co.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,719.00	Public Records On File:	0
Revolving Line Utilization:	98.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435959

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435959	$7,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435959. Member loan 435959 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Sims Metal Management	Debt-to-income ratio:	20.44%
Length of employment:	n/a	Location:	New York, NY

Home town:
Current & past employers:	Sims Metal Management
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan amount of $5,000 in order to assist my cousin with her move from NY to MA. This will help fund the secondary school she will be attending and for furniture along with misc items. I am currently working at a full-time job in NY as an export manager and have been here for 2 years since college. I am very responsible and know how important it is to pay ontime. Thank you.

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	36	Months Since Last Delinquency:	3
Revolving Credit Balance:	$35,469.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 491889

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491889	$2,500	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 491889. Member loan 491889 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Equimine	Debt-to-income ratio:	9.44%
Length of employment:	5 years	Location:	Irvine, CA

Home town:
Current & past employers:	Equimine
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	17
Revolving Credit Balance:	$8,259.00	Public Records On File:	0
Revolving Line Utilization:	92.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 492553

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
492553	$20,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 492553. Member loan 492553 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Cogent Healthcare	Debt-to-income ratio:	19.42%
Length of employment:	9 years	Location:	Irvine, CA

Home town:
Current & past employers:	Cogent Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,718.00	Public Records On File:	0
Revolving Line Utilization:	68.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 493534

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
493534	$10,000	16.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 493534. Member loan 493534 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	bike shop	Debt-to-income ratio:	8.28%
Length of employment:	< 1 year	Location:	mobile, AL

Home town:
Current & past employers:	bike shop
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$598.00	Public Records On File:	0
Revolving Line Utilization:	99.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494163

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494163	$16,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494163. Member loan 494163 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	United States Postal Service	Debt-to-income ratio:	13.71%
Length of employment:	9 years	Location:	Fremont, CA

Home town:
Current & past employers:	United States Postal Service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	33
Revolving Credit Balance:	$16,416.00	Public Records On File:	0
Revolving Line Utilization:	68.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 494363

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494363	$3,300	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494363. Member loan 494363 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:		Debt-to-income ratio:	11.25%
Length of employment:	1 year	Location:	Albuquerque, NM

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > Investors Please Help! I am a recently self employed soon to be college graduate from UNM with a Bachelors in Business Marketing. I have never been late on any payments that I make and I am extremely reliable. The only reason I can't qualify for a traditonal car loan is because of my I am recently self employed.

A credit bureau reported the following information about this borrower member on March 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,682.00	Public Records On File:	0
Revolving Line Utilization:	19.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 494720

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
494720	$10,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 494720. Member loan 494720 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:		Debt-to-income ratio:	19.71%
Length of employment:	5 years	Location:	Minneapolis, MN

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,282.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495146

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495146	$24,250	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495146. Member loan 495146 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,208 / month
Current employer:	DoD OIG	Debt-to-income ratio:	14.90%
Length of employment:	1 year	Location:	ALEXANDRIA, VA

Home town:
Current & past employers:	DoD OIG
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > Use of Loan Funds: To pursue an arbitrage investment strategy expecting to yield 30+ basis points per month. The funds will be combined with existing monies to establish a total trading account equity >100K to permit portfolio margin. The principal need for these funds is to move account equity >100K to allow for portfolio margin which will allow the leverage in the trading account to increase greatly. Under regulation T margin leverage is currently limited to less than 1 to 1, under portfolio margin leverage will be able to increase greatly (for example sake it will be described as 9 to 1). Borrowing Cost of leveraged funds: in trading account: a daily variable rate expected to average about Fed Funds + 100 basis points. (currently a total of 1.15%) Projected Monthly profit: 30 basis points * 10 = 300 basis points of account equity Cost of leveraged funds: 1.2%/12 = 10 basis points *9 = 90 basis points of account equity Cost of personal loan (assuming 12% rate) /12 = 1% per month * .5 = 50 basis points Projected commissions and fees = 25 basis points per month Projected profits (relative to account equity) per month = 300 -90-50-25 = 135 basis points of account equity

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,805.00	Public Records On File:	0
Revolving Line Utilization:	12.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 495226

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495226	$16,750	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495226. Member loan 495226 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Groben Auto Body	Debt-to-income ratio:	7.31%
Length of employment:	2 years	Location:	oakdale, NY

Home town:
Current & past employers:	Groben Auto Body
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	73
Revolving Credit Balance:	$14,474.00	Public Records On File:	0
Revolving Line Utilization:	78.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 495235

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495235	$9,600	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495235. Member loan 495235 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	CBS Interactive	Debt-to-income ratio:	2.77%
Length of employment:	2 years	Location:	Fort Lauderdale, FL

Home town:
Current & past employers:	CBS Interactive
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > This loan is assist with closing costs on a multi-unit property (owner-occupied by myself) as well as any immediate start-up costs. Since unit(s) will be rented out, you will extra security in the ability to pay this loan. I have never been late on a payment, I pay all my bills on time (and automatically), and my credit card is paid off in full every month (used for everything thanks to cash back rewards which skews the revolving account usage a tad). Feel free to ask any questions. I'm open about everything financially related. Thank you for your time. Borrower added on 03/16/10 > This loan is to assist in closing costs for a multi-unit, owner-occupied (by myself) property. This loan will also cover any immediate start-up costs (any missing appliances in units for example). I have never made a late payment, pay all bills on time and automatically (where possible), and my primary credit card is paid in full each month. It is used as my primary means of spending (thanks to 2% cash back, while my paychecks collects 4% in my checking account) which skews the revolving account usage. In any given month, I have at least $1200 remaining in unallocated funds after bills, food, etc. which goes to savings and/or paying down my student loan, the only loans I have currently. I'm completely open about my financial standing so ask any questions you feel would be beneficial. Thanks for your time.

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,664.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 495236

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495236	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495236. Member loan 495236 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$18,333 / month
Current employer:	Iron Mountain Information Management	Debt-to-income ratio:	17.51%
Length of employment:	8 years	Location:	SAINT AUGUSTINE, FL

Home town:
Current & past employers:	Iron Mountain Information Management
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > Requesting loan to complete moving expenses related to work related relocation

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,888.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 495237

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495237	$20,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495237. Member loan 495237 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$38,014 / month
Current employer:	Prairie View A&M University	Debt-to-income ratio:	7.12%
Length of employment:	10+ years	Location:	Lexington, TX

Home town:
Current & past employers:	Prairie View A&M University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1982	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,078.00	Public Records On File:	0
Revolving Line Utilization:	76.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 495298

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495298	$10,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495298. Member loan 495298 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	North Star Medical Research	Debt-to-income ratio:	1.70%
Length of employment:	2 years	Location:	LAKEWOOD, OH

Home town:
Current & past employers:	North Star Medical Research
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 495334

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495334	$18,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495334. Member loan 495334 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	dennys spin n win	Debt-to-income ratio:	12.07%
Length of employment:	4 years	Location:	ashtabula, OH

Home town:
Current & past employers:	dennys spin n win
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > I have been employed as the manager with "DSNW" for 4 years now, I been in the same type of work for over 10 years. I presently own (2) houses with combined value of over $180,000. I owe less the 70% on both of them., they equity of just over $ 55,000 even in this market. I plan to pay off my remaining credit debt and car loans, thus putting me in a even better finicial postion with ecomony.

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,328.00	Public Records On File:	0
Revolving Line Utilization:	34.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 495341

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495341	$15,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495341. Member loan 495341 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Pizza Restaurant	Debt-to-income ratio:	18.28%
Length of employment:	10+ years	Location:	Plano, TX

Home town:
Current & past employers:	Pizza Restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > Looking to pay off high interest rate credit cards quicker.

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,194.00	Public Records On File:	0
Revolving Line Utilization:	87.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495367

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495367	$4,000	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495367. Member loan 495367 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	Hewlett Foundation	Debt-to-income ratio:	2.77%
Length of employment:	2 years	Location:	Menlo Park, CA

Home town:
Current & past employers:	Hewlett Foundation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,002.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 495378

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495378	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495378. Member loan 495378 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$9,692 / month
Current employer:		Debt-to-income ratio:	0.26%
Length of employment:	5 years	Location:	Miami, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	28
Revolving Credit Balance:	$319.00	Public Records On File:	0
Revolving Line Utilization:	2.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 495389

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495389	$8,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495389. Member loan 495389 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Elkhorn Electropolish	Debt-to-income ratio:	16.26%
Length of employment:	2 years	Location:	ELKHORN, WI

Home town:
Current & past employers:	Elkhorn Electropolish
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > Paying off higher interest debt. Consolidating into one payment.

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	48
Revolving Credit Balance:	$5,021.00	Public Records On File:	0
Revolving Line Utilization:	24.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 495391

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495391	$18,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495391. Member loan 495391 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Medco Health Solutions	Debt-to-income ratio:	19.71%
Length of employment:	10+ years	Location:	Livonia, MI

Home town:
Current & past employers:	Medco Health Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > My husband and I both have very stable employment. I am an extremely trustworthy borrower with excellent credit history. We need to consolidate several high interest credit cards with a lower rate. I'm committed to freeing my family from credit card debt once and for all! Thanks for your consideration!

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	39
Revolving Credit Balance:	$13,838.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495394

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495394	$8,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495394. Member loan 495394 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	state of delaware	Debt-to-income ratio:	24.70%
Length of employment:	7 years	Location:	WILMINGTON, DE

Home town:
Current & past employers:	state of delaware
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > Please help sears refuses to lower my 23% interest rate even though all my other creditors have worked with me. This is the last piece of the puzzle to financial freedom.

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$122,508.00	Public Records On File:	0
Revolving Line Utilization:	60.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495399

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495399	$20,000	16.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495399. Member loan 495399 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,167 / month
Current employer:	Borough of Rutherford	Debt-to-income ratio:	20.68%
Length of employment:	10+ years	Location:	Lyndhurst, NJ

Home town:
Current & past employers:	Borough of Rutherford
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	68
Revolving Credit Balance:	$62,557.00	Public Records On File:	0
Revolving Line Utilization:	46.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 495420

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495420	$16,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495420. Member loan 495420 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$9,167 / month
Current employer:		Debt-to-income ratio:	12.03%
Length of employment:	10+ years	Location:	Alton, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,907.00	Public Records On File:	0
Revolving Line Utilization:	82.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495425

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495425	$2,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495425. Member loan 495425 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,744 / month
Current employer:	Accurate Placement	Debt-to-income ratio:	7.40%
Length of employment:	< 1 year	Location:	Glendale, AZ

Home town:
Current & past employers:	Accurate Placement
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,499.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 495428

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495428	$6,400	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495428. Member loan 495428 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Hennes Services, Inc.	Debt-to-income ratio:	19.15%
Length of employment:	3 years	Location:	Milwaukee, WI

Home town:
Current & past employers:	Hennes Services, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > I have never paid a bill late in my life! I have some credit card debt that could be paid off faster at the current rate listed. Although it is a 3 year term, I will have it paid off in less than 30 months.

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,954.00	Public Records On File:	0
Revolving Line Utilization:	88.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 495435

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495435	$10,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495435. Member loan 495435 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,725 / month
Current employer:	Medco Health Solutions	Debt-to-income ratio:	13.90%
Length of employment:	9 years	Location:	Riverview, FL

Home town:
Current & past employers:	Medco Health Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	19
Revolving Credit Balance:	$8,063.00	Public Records On File:	1
Revolving Line Utilization:	94.70%	Months Since Last Record:	61
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 495448

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495448	$6,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495448. Member loan 495448 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	B Ventures USA LLC	Debt-to-income ratio:	15.15%
Length of employment:	< 1 year	Location:	Los Angeles, CA

Home town:
Current & past employers:	B Ventures USA LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	60
Revolving Credit Balance:	$1,728.00	Public Records On File:	0
Revolving Line Utilization:	22.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 495462

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495462	$6,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495462. Member loan 495462 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,250 / month
Current employer:	Noblis	Debt-to-income ratio:	7.83%
Length of employment:	2 years	Location:	Mclean, VA

Home town:
Current & past employers:	Noblis
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > Buying cheap real estate and fixing it up.

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	2
Revolving Credit Balance:	$2,502.00	Public Records On File:	0
Revolving Line Utilization:	24.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 495466

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495466	$24,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495466. Member loan 495466 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Merck Sharp and Dohme Corp	Debt-to-income ratio:	7.49%
Length of employment:	2 years	Location:	BALLY, PA

Home town:
Current & past employers:	Merck Sharp and Dohme Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > Furthering Education For Growth. All bills paid on time. (both) Excellent Credit/High FICO Full time employed Monthly Expenses: Mortgage $500.00 Electric $280.00 Water $40.00 Phone $135.00 (includes cell phones) Gas $400.00 (monthly) Insurance $79.00 (monthly)

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1983	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,636.00	Public Records On File:	0
Revolving Line Utilization:	8.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 495468

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495468	$8,500	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495468. Member loan 495468 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,042 / month
Current employer:	Norris, Beggs & Simpson	Debt-to-income ratio:	11.31%
Length of employment:	4 years	Location:	Vancouver, WA

Home town:
Current & past employers:	Norris, Beggs & Simpson
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,137.00	Public Records On File:	0
Revolving Line Utilization:	15.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495471

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495471	$14,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495471. Member loan 495471 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	1st Class Sleep Diagnostics, Inc.	Debt-to-income ratio:	1.28%
Length of employment:	5 years	Location:	Arlington, VA

Home town:
Current & past employers:	1st Class Sleep Diagnostics, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,085.00	Public Records On File:	0
Revolving Line Utilization:	53.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495474

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495474	$3,250	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495474. Member loan 495474 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Imaging Center Network, LLC	Debt-to-income ratio:	21.44%
Length of employment:	3 years	Location:	Fernandina Beach, FL

Home town:
Current & past employers:	Imaging Center Network, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > Purpose of loan: This loan will be used to??? pay off as much of my high interest credit cards as possible and in turn allow me to get out of debt at a much faster rate. My financial situation: I am a good candidate for this loan because??? I work hard, have steady income, pay my bills on time and always have. Check my credit history,my payment history is excellent. I have always been self sufficient and have found a way. I thought this was worth a try since it was recommended by Clark Howard. Monthly net income: $ 6580 Monthly expenses: $ 5400 Housing: $ 1850 Insurance: $ included Car expenses: $700.00 Utilities: $ 240 Phone, cable, internet: $ 80.00 Food, entertainment: $ 800 Clothing, household expenses $ 230 Credit cards and other loans: $ 1500 Other expenses: $

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,564.00	Public Records On File:	0
Revolving Line Utilization:	80.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495478

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495478	$9,600	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495478. Member loan 495478 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,150 / month
Current employer:	Playmates Paularino Preschool	Debt-to-income ratio:	23.84%
Length of employment:	7 years	Location:	COSTA MESA, CA

Home town:
Current & past employers:	Playmates Paularino Preschool
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	30
Revolving Credit Balance:	$2,304.00	Public Records On File:	0
Revolving Line Utilization:	32.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495479

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495479	$8,500	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495479. Member loan 495479 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$55,000 / month
Current employer:		Debt-to-income ratio:	0.41%
Length of employment:	5 years	Location:	Honolulu, HI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > The income was obviously supposed to say $55,000/year. Not sure how to change that. Borrower added on 03/16/10 > Like many (all?), I was hit by higher interest rates recently even as my credit score continues to improve. I suspect this is due to the CARD act. In any case, this is why I am trying to pay off all credit card debt.

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,786.00	Public Records On File:	0
Revolving Line Utilization:	44.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495516

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495516	$9,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495516. Member loan 495516 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	US Army	Debt-to-income ratio:	9.18%
Length of employment:	10+ years	Location:	Atlanta, GA

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,538.00	Public Records On File:	0
Revolving Line Utilization:	3.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 495517

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495517	$4,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495517. Member loan 495517 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:		Debt-to-income ratio:	15.96%
Length of employment:	8 years	Location:	St. Louis, MO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > You have helped me previously with a loan on lending club and now I am asking for it again (my previous screen name was rebr2d2). The first loan went perfectly and all payments were made with no problems. Once again, I am attempting to cosolidate debt at a better interest rate. I would appreciate your help and can guarantee on time payments. Thanks!

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	16
Revolving Credit Balance:	$1,206.00	Public Records On File:	0
Revolving Line Utilization:	60.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 495529

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495529	$16,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495529. Member loan 495529 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,917 / month
Current employer:	Kendall Hunt	Debt-to-income ratio:	8.11%
Length of employment:	4 years	Location:	Austin, TX

Home town:
Current & past employers:	Kendall Hunt
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	37
Revolving Credit Balance:	$28,513.00	Public Records On File:	0
Revolving Line Utilization:	65.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 495530

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495530	$20,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495530. Member loan 495530 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Line-X Coatings	Debt-to-income ratio:	7.53%
Length of employment:	2 years	Location:	Fort Worth, TX

Home town:
Current & past employers:	Line-X Coatings
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > We are a company that focuses on Residential, Commercial and Recreational coatings that will enhance our customers satisfaction. We only use the best coatings for our clients and ensure timely return to service. Provide Cost Savings Impermeable and anti-microbial surface makes floors easier to maintain. Incur lower application costs with faster cure time and reduced downtime. Enhance Your Image 100% UV clear topcoats and UV stable pigmented coatings & stains provide for a rich and long lasting finish that will not fade, yellow or peel. Adhesion is Paramount to our Performance Patented technology was designed to effectively absorb into the concrete or steel substrate in order to bond both mechanically and chemically within the pores of the material. A fundamental component differentiating our us from other products, this technology allows for maximum adhesion surface area and is the cornerstone of our superior performance. Chemical Resistance Resistant to a wide range of commercial and industrial chemicals. Full resistance to Skydrol and other highly corrosive fluids. All Climate Application No limitations for minimum cure temperatures. We can be applied in temperatures as low as thirty degrees below zero. Traction Our coatings and stains can be used in higher traffic areas where traction is key. This is achieved in conjunction with a quartz or silica additive within the coating process. Thank you for your consideration

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	24
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495551

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495551	$22,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495551. Member loan 495551 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:		Debt-to-income ratio:	19.87%
Length of employment:	n/a	Location:	Clayton, GA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1980	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,756.00	Public Records On File:	0
Revolving Line Utilization:	51.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495575

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495575	$20,000	16.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495575. Member loan 495575 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Tampa Fire Rescue	Debt-to-income ratio:	13.49%
Length of employment:	4 years	Location:	TAMPA, FL

Home town:
Current & past employers:	Tampa Fire Rescue
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,328.00	Public Records On File:	0
Revolving Line Utilization:	98.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495578

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495578	$10,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495578. Member loan 495578 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Tool Zone, Inc.	Debt-to-income ratio:	18.26%
Length of employment:	2 years	Location:	Denver, CO

Home town:
Current & past employers:	Tool Zone, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > I am consolidating 7 debts with APR's ranging from appox. 12-29% to save money and also have the ease of one payment to one creditor with only one due date.

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	23
Revolving Credit Balance:	$6,708.00	Public Records On File:	0
Revolving Line Utilization:	69.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495580

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495580	$7,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495580. Member loan 495580 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:		Debt-to-income ratio:	1.58%
Length of employment:	n/a	Location:	West New York, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	28
Revolving Credit Balance:	$1,595.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495585

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495585	$4,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495585. Member loan 495585 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Alta Bates Summit Hospital	Debt-to-income ratio:	16.82%
Length of employment:	3 years	Location:	SAN PABLO, CA

Home town:
Current & past employers:	Alta Bates Summit Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > Need loan to do some upgrades to home, such as paint, landscaping, and new floors.

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	42
Revolving Credit Balance:	$10,555.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 495597

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495597	$7,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495597. Member loan 495597 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,100 / month
Current employer:	Tampa General Hospital	Debt-to-income ratio:	8.77%
Length of employment:	1 year	Location:	tampa, FL

Home town:
Current & past employers:	Tampa General Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > I'm using this loan to consolidate my credit cards which have 23-25% interest rates. I have a secure full time job working as a nurse and I have never been late on a payment. I have a car that I own outright. Thank you in advance. Borrower added on 03/16/10 > I'm using this loan to consolidate my credit card debt. The interest rates are between 23-25%. I have a secure and stable job as an RN and have always made payments on time. I own my car out-right. Thank you in advance!

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,945.00	Public Records On File:	0
Revolving Line Utilization:	55.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495615

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495615	$6,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495615. Member loan 495615 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,896 / month
Current employer:	Teradyne Inc	Debt-to-income ratio:	16.03%
Length of employment:	6 years	Location:	Hollister, CA

Home town:
Current & past employers:	Teradyne Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > Money is needed for Wedding in June 2010

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,687.00	Public Records On File:	0
Revolving Line Utilization:	92.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495627

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495627	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495627. Member loan 495627 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:		Debt-to-income ratio:	9.08%
Length of employment:	7 years	Location:	andover, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > Loan is to pay off all other bills, and have one payment. I have a great job, that is very stable, I have been there for seven years. I have an excellent credit score of 730. I make 51,000 a year so will be able to pay back loan.

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,150.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 495638

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495638	$1,500	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495638. Member loan 495638 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:		Debt-to-income ratio:	15.10%
Length of employment:	n/a	Location:	PITTSBURGH, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > thank you

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	6	Months Since Last Delinquency:	13
Revolving Credit Balance:	$570.00	Public Records On File:	0
Revolving Line Utilization:	16.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 495659

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495659	$16,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495659. Member loan 495659 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Gables Residential Inc.	Debt-to-income ratio:	14.92%
Length of employment:	10+ years	Location:	San Diego, CA

Home town:
Current & past employers:	Gables Residential Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > I hope to pay down as many balances as I can with the funds received and hope to never be in this position again. Borrower added on 03/17/10 > I plan to pay down as many balances as I can with any funds received. I think I am a good borrower as I've never been delinquent on any of my accounts. The money I save will more than cover my loan payment I am a very stable person employment wise as I've had 2 jobs in the last 35 years and 3 my whole life. 14 yrs. in my current position. Thank you for your help.

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,242.00	Public Records On File:	0
Revolving Line Utilization:	82.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495663

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495663	$14,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495663. Member loan 495663 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$9,833 / month
Current employer:		Debt-to-income ratio:	0.11%
Length of employment:	9 years	Location:	Sarasota, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > My business is booming. I need to bring on some additional support to keep up with the new marketing campaign.

A credit bureau reported the following information about this borrower member on March 3, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495675

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495675	$4,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495675. Member loan 495675 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,400 / month
Current employer:	mass utilities & excavation	Debt-to-income ratio:	5.91%
Length of employment:	4 years	Location:	san antonio, TX

Home town:
Current & past employers:	mass utilities & excavation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	41
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 495681

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495681	$14,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495681. Member loan 495681 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,900 / month
Current employer:	Village Transportation	Debt-to-income ratio:	0.74%
Length of employment:	4 years	Location:	Jefferson, MA

Home town:
Current & past employers:	Village Transportation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > Hello and Thank You for considering my Loan. I am a hard working, very reliable person. I have great credit, never been late for a payment, and have no bad marks on my credit score. As of March 7,2010 my credit score was 761 ( I check it monthly as this score is very important to me). I have held the same job as a manager of a transportation company for the past 4.5 years. I oversee day to day operations of over 30 employees. The current owner of the company will be retiring and I will be taking ownership of the company. My income is very stable, even with our current economic state. My purpose for seeking this loan is to pay off my credit card debt. You may be asking yourself how a responsible person has $14,000 in credit card debt. Well, let me explain. In November of 2009 I started a small online business selling quality leather goods (wallets, purses, checkbook overs, travel accessories etc.) to make some extra money to save towards the building of my first home ( I already own the land). To get the business up and running I purchased about $20,000 of inventory with my credit card. Sales have been a lot better than I expected. I have averaged sales of about $4500 per month over the last 4 months, with profits averaging around $900 per month. Please note this income was not included in my annual $46800 annual salary. With the successful funding of this loan I will be able to cut my interest rate in half and gain the flexibility to continue to grow my business. Your investment is safe with me. Thank you for considering investing in me. Please feel free to ask any questions. You will receive a prompt and honest answer.

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,495.00	Public Records On File:	0
Revolving Line Utilization:	14.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 495682

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495682	$10,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495682. Member loan 495682 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:		Debt-to-income ratio:	10.80%
Length of employment:	1 year	Location:	ELIZABETH, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > The money will be used for a great advertising strategy. As a former forex broker, I know that sales leads are the bread and butter of big financial firms. I am already connected to a few leads provider and all I need to do is subscribe to their great network of prospects who are actively seeking my service as a licensed financial consultant.

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,469.00	Public Records On File:	0
Revolving Line Utilization:	47.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 495685

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495685	$3,200	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495685. Member loan 495685 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,583 / month
Current employer:	U.S. Department of Agriculture	Debt-to-income ratio:	18.18%
Length of employment:	2 years	Location:	Alexandria, VA

Home town:
Current & past employers:	U.S. Department of Agriculture
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > This loan will be used to pay down my only credit card that currently has a balance. I recently got married and bought a house, which unfortunately needed a lot of cash. Originally my interest rate was reasonable, but with the recent change of my credit card company's policy, my interest rate more than doubled. This structured payment plan will help me to achieve my aim of eliminating my accumulated debt faster. I am a good candidate for this loan because I have never missed a monthly payment in a minimum of five years on any of my credit cards or mortgage payments. Moreover, my high credit score illustrates my commitment to paying my bills and those I owe money to on time.

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,178.00	Public Records On File:	0
Revolving Line Utilization:	35.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 495692

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495692	$14,500	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495692. Member loan 495692 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:		Debt-to-income ratio:	18.23%
Length of employment:	1 year	Location:	Staten Island, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > I plan to use the funds to consolidate debt for cheaper rates. The income provided in this application was from 2009, working 3/4 of the year. For the current 2010 year, I have already matched the income made in 2009. Aside from this debt I am consolidating, my monthly expenses include an additional $500. I am currently a business owner working with Northwestern Mutual, and growing my business practice is my only objective in life at this point.

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	45
Revolving Credit Balance:	$3,679.00	Public Records On File:	0
Revolving Line Utilization:	49.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495695

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495695	$10,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495695. Member loan 495695 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,000 / month
Current employer:		Debt-to-income ratio:	1.12%
Length of employment:	n/a	Location:	endicott, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/10 > I will be buying a 5000-7500 car for my grandchild. The remainer was to insure prior to us making a final choose regarding the best car deal, that I would have a little extra. Should I decide to allow him to spend more then 7500. less I'll pay you back the diffrence. What makes a good borrower is frugsal wise consumers and an provin track record...thus my 770 credit score. Borrower added on 03/16/10 > A frugal consumers with a 770 credit score are a good risk. Frankly I think you did quite well at 10% inrest plus...your the luck one! I have a fixed income of about $6000 a month when you add in Social socurity, pension, IRA, and some Rental income. We got a likly good deal on a car so if you will not get me the money by Monday, March 22nd then please send me an email, so i may pay with my persoanl funds, while awiting your loan. Thanks Doris

A credit bureau reported the following information about this borrower member on March 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1980	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	14
Revolving Credit Balance:	$576.00	Public Records On File:	0
Revolving Line Utilization:	1.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 495699

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495699	$15,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495699. Member loan 495699 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,667 / month
Current employer:	M & H Liquors	Debt-to-income ratio:	19.20%
Length of employment:	2 years	Location:	Woodbidge, CT

Home town:
Current & past employers:	M & H Liquors
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,897.00	Public Records On File:	0
Revolving Line Utilization:	49.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 495717

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
495717	$10,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 495717. Member loan 495717 was requested on March 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,455 / month
Current employer:	Houston ISD	Debt-to-income ratio:	12.08%
Length of employment:	9 years	Location:	Deer Park, TX

Home town:
Current & past employers:	Houston ISD
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	80
Revolving Credit Balance:	$9,963.00	Public Records On File:	0
Revolving Line Utilization:	50.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 55 dated March 17, 2010